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                                                                     Exhibit 2.1

                           ASSET PURCHASE AGREEMENT

                                    Between

                         COMPUTER SCIENCES CORPORATION

                                      And

                           ALYSIS TECHNOLOGIES, INC.


                        EFFECTIVE DATE: AUGUST 17, 2000
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                           ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement ("Agreement") is made and entered into as of the 17/th/ day of August, 2000 by and among Alysis Technologies, Inc., a Delaware corporation ("Seller") and Computer Sciences Corporation, a Nevada corporation ("Buyer").

     WHEREAS, on and subject to the terms and conditions contained in this Agreement, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain assets which include (a) the CheckVision/(R) /Business, (b) certain contracts and intellectual property rights associated with the WorkVision/(R) /Software, REP Software and RemitVision/(R)/ Software products,
(c) the LoanVision name and (d) the NCR Global Strategic Alliance Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and intending to be legally bound hereby, Seller and Buyer agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1       Certain Definitions. The terms defined in this Section 1.1 shall,
               -------------------
for all purposes of this Agreement, have the meanings herein specified, unless the context expressly or by necessary implication otherwise requires:

     (a) "Accounts Receivable" shall have the meaning set forth in Section 2.2(h) hereof.

     (b) "Acquired Assets" shall have the meaning set forth in Section 2.2 hereof.

     (c)  "Acquired Books and Records" shall have the meaning set forth in
          Section 2.2(l) hereof.

     (d) "Acquired Contracts" shall have the meaning set forth in Section 2.2(f) hereof.

     (e) "Acquired Employees" shall have the meaning set forth in Section 9.1(a) hereof.

     (f)  "Acquired Employee Accruals" shall have the meaning set forth in
          Section 2.4(c) hereof.

     (g)  "Acquired Intellectual Property" shall have the meaning set forth in
          Section 3.2(g) hereof.

     (h) "Acquired Patents, Copyrights and Trademarks" shall have the meaning set forth in Section 2.2(c) hereof.

     (i) "Acquired Trade Secrets" shall have the meaning set forth in Section 2.2(d) hereof.

     (j) "Action" shall mean any action, complaint, investigation, petition, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

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                         COMPUTER SIENCES CORPORATION

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     (k)  "Adjustment Amount" shall have the meaning set forth in Section 2.6 hereof.

     (l) "Agreement" or "this Agreement" shall mean this instrument and all the Schedules hereto, as originally executed and delivered, or, if amended or supplemented, as so amended or supplemented.

     (m) "Assumed Liabilities" shall have the meaning set forth in Section 2.4 hereof.

     (n) "Buyer" shall have the meaning set forth in the initial paragraph of this Agreement.

     (o)  "Claims" shall have the meaning set forth in Section 2.2(j) hereof

     (p)  "Closing" shall have the meaning set forth in Section 7.1 hereof.

     (q)  "Closing Date" shall mean the date, as determined pursuant to Section
          7.1 hereof, on which the Closing shall occur.

     (r) "CheckVision Business" shall mean Seller's ongoing business related to the CheckVision product line, CheckVision Software, the assets reflected on the CheckVision Business Balance Sheet, and the contracts listed in Schedule 2.2(f) (i) through Schedule 2.2 (f) (x)hereof.

     (s) "CheckVision Business Adjusted Balance Sheet" shall mean the balance sheet set forth in Schedule 3.2(a)(ii) hereof.

     (t) "CheckVision Business Balance Sheet" shall mean the balance sheet set forth in Schedule 3.2(a)(i) hereof.

     (u) "CheckVision Business Closing Balance Sheet" shall have the meaning set forth in Section 2.8(a) hereof.

     (v)  "CheckVision Business Employees" shall have the meaning set forth in
          Section 9.1(a) hereof.

     (w) "CheckVision Business Prepaid Items" shall have the meaning set forth in Section 2.2(i) hereof.

     (x)  "CheckVision Other Property" shall have the meaning set forth in
          Section 2.2(m) hereof.

     (y) "CheckVision Software" shall mean the Software listed in Schedule 2.2(b) hereof as described in the customer contracts acquired under this Agreement and in the related documentation.

     (z)  "CheckVision Trade Payables" shall have the meaning set forth in
          Section 2.4(b) hereof.

     (aa) "Code" shall mean the Internal Revenue Code of 1986, as amended.

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                         COMPUTER SCIENCES CORPORATION

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     (bb) "Contract Proposals" shall mean those bids, quotations and proposals for future leases, licenses, contracts, agreements, purchase orders or commitments listed on Schedule 2.2(g) hereof.

     (cc) "Consents" shall have the meaning set forth in Section 6.7 hereof.

     (dd) "Convention" shall mean that dates are stored, input, or output in a format that preserves only decade and year information, but are processed through a "sliding window" calculation.

     (ee) "Deductible Amount" shall have the meaning set forth in Section 10.6(a) hereof.

     (ff) "Development Environments" shall mean any device, programming, documentation, media and other objects, including compilers, "workbenches," tools, and higher-level or "proprietary" languages, used by Seller for the development, maintenance and implementation of Materials and Software, to the extent such objects may be necessary for any subsequent maintenance or enhancement of the same, similar or related Materials or the comprehension by reasonably competent programmers of the operation of such Materials in their business context.

     (gg) "Employee Benefit Plans" shall have the meaning set forth in Section 3.2(l)(i) hereof.

     (hh) "Employee Offerees" shall have the meaning set forth in Section 9.1(a) hereof.

     (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     (jj) "Excluded Assets" shall have the meaning set forth in Section 2.3 hereof.

     (kk) "Governmental Entity" shall mean any government, or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     (ll) "Governmental Licenses," with respect to the Acquired Assets, shall mean all licenses, permits, franchises, authorizations, approvals, qualifications, certificates of authority and certificates of occupancy issued by any governmental or regulatory body or authority that are required in connection with the operation of the CheckVision Business as set forth in Schedule 3.2(u) hereof.

     (mm) "Indemnified Party" shall have the meaning set forth in Sections 10.1 and 10.2 hereof.

     (nn) "Indemnifying Party" shall have the meaning set forth in Sections 10.1 and 10.2 hereof.

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                         COMPUTER SCIENCES CORPORATION

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     (oo)  "Indemnity Claim" shall have the meaning set forth in Section 10.4 hereof.

     (pp)  "Losses" shall have the meaning set forth in Section 10.1 hereof.

     (qq) "Initial Payment" shall have the meaning set forth in Section 2.7(a) hereof.

     (rr) "Materials" shall mean computer programming code (including both object code and source code versions thereof), databases, documentation (including user manuals and other written materials that relate to particular codes or databases), and other materials useful in designing Software (for example, logic manuals, flow charts, and principles of operation).

     (ss) "NCR Agreement" shall have the meaning set forth in Section 2.11 hereof.

     (tt)  "Owned Software Licenses" shall mean those licenses listed in
           Schedule 2.2(f)(iii) hereof.

     (uu) "Owned Tangible Personal Property" shall have the meaning set forth in Section 2.2(a) hereof.

     (vv) "Owned Tangible Personal Property Leases" shall mean those leases listed in Schedule 2.2(f)(i) hereof.

     (ww) "Pro Rata Property Taxes" shall have the meaning set forth in Section 2.4(e) hereof.

     (xx) "Purchase Price" shall have the meaning set forth in Section 2.6 hereof.

     (yy) "REP Software" shall mean the Software described in the customer contracts acquired under this Agreement and in the related documentation.

     (zz) "RemitVision Software" shall mean the Software described in the customer contracts acquired under this Agreement and in the related documentation.

    (aaa) "Seller" shall have the meaning set forth in the initial paragraph of this Agreement.

    (bbb) "Seller's Other Intellectual Property" shall have the meaning set forth in Section 2.2(e) hereof.

    (ccc) "Owned Software" shall mean the software listed in Schedule 2.2(b) hereof.

    (ddd) "Product Date Range" shall have the meaning set forth in Section 3.2(h)(ii)(A).

    (eee) "Prohibited Business" shall have the meaning set forth in Section 8.4 hereof.

    (fff) "Seller's 401(k) Plan" shall have the meaning set forth in Section 3.2(l)(iv) hereof.

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                         COMPUTER SCIENCES CORPORATION

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     (ggg) "Software" shall mean any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and (iv) all documentation, including user manuals and training materials, in whatever media, relating to any of the foregoing.

     (hhh) "Tax" shall mean any foreign, federal, state, county or local income, sales and use, value added, excise, franchise, real and personal property, transfer, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance or withholding tax or charge imposed by any Governmental Entity, any interest or penalties (civil or criminal) related thereto or to the nonpayment thereof, and any Losses in connection with the determination, settlement or litigation of any Tax liability.

     (iii) "Third Party Software Licenses" shall mean the licenses for the software listed in Schedule 2.2(f)(iv) hereof.

     (jjj) "Transferable Governmental Licenses" shall have the meaning set forth in Section 2.2(k) hereof.

     (kkk) "WorkVision Software" shall mean the Software described in the WorkVision documentation as well as that portion of the Software utilized in the CheckVision Business, REP Software and RemitVision Software.

     (lll) "WorkVision Software License" shall mean a license (pursuant to the terms set out in Schedule 1.1 (lll) to use the WorkVision Software.

     (mmm) "Year 2000 Compliant" shall have the meaning set forth in Section 3.2(h)(ii) hereof.

     1.2   Other Definitions. In addition to the terms defined in Section 1.1,
           ------------------
certain other terms are defined elsewhere in this Agreement, and, whenever such terms are used in this Agreement, they shall have their respective defined meanings, unless the context expressly or by necessary implication otherwise requires.

                                  ARTICLE II

                                   PURCHASE

     2.1   Transaction. On and subject to the terms and conditions of this
           -----------
Agreement, at the Closing:

     (a) Seller shall sell, transfer, assign, convey and deliver the Acquired Assets to Buyer, and Buyer shall purchase the Acquired Assets from Seller;

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                         COMPUTER SCIENCES CORPORATION

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     (b)  Buyer shall assume and become solely responsible for the payment or discharge of the Assumed Liabilities; and

     (c)  Buyer shall pay to Seller the Purchase Price as herein provided.

     2.2  Acquired Assets.  For purposes hereof, the term "Acquired Assets"
          ---------------
means, the WorkVision Software License set forth in Schedule 1.1(lll) and all the rights, titles, privileges, claims of every kind, character, and description, tangible and intangible, real and personal related in and to the following:

     (a)  Owned Tangible Personal Property. All tangible personal property
          --------------------------------
          owned by Seller that is included in the CheckVision Business Closing Balance Sheet as listed in Schedule 3.2(e) (collectively, the "Owned Tangible Personal Property");

     (b)  Owned Software. All Software owned exclusively by Seller that is
          --------------
          described on Schedule 2.2(b) hereto;
                       ---------------

     (c)  Patents, Copyrights and Trademarks. Patents, patent applications,
          ----------------------------------
          copyrights, copyright applications, trademarks, trademark registrations, service marks, service mark registrations, trade names and trade name registrations which are owned by Seller, or applied for, issued to or owned by Seller, or in which Seller has acquired any right or interest pursuant to any license, assignment, agreement or other arrangement, and which, in each case, listed or described on
          Schedule 2.2(c) hereto (collectively, the "Acquired Patents,
          ---------------
          Copyrights and Trademarks");

     (d)  Trade Secrets. All know-how, inventions, discoveries, concepts,
          -------------
          ideas, methods, processes, designs, formulae, technical data, drawings, manuals, specifications, data bases, models, simulations and other proprietary and confidential information of Seller described on
          Schedule 2.2(d) hereto (collectively, the "Acquired Trade Secrets").
          ---------------

     (e)  Other Intellectual Property. The intellectual property described on
          ---------------------------
          Schedule 2.2(e) hereto (collectively, the "Seller's Other Intellectual
          ---------------
          Property").

     (f)  Contracts. The material leases, licenses, contracts, agreements,
          ---------
          purchase orders and commitments, written or oral, to which Seller is a party on the date hereof that relate solely to the Acquired Assets and that are listed on Schedule 2.2(f) and Schedules 2.2(f)(i)
                                 ---------------
          through 2.2(f)(x) hereto (the "Acquired Contracts")

     (g)  Contract Proposals.  The Contract Proposals related to the Acquired
          ------------------
          Assets.

     (h)  Accounts Receivable.  All accounts receivable with respect to the
          -------------------
          Acquired Contracts, excluding Seller intercompany receivables (collectively, the "Accounts Receivable") as reflected in the CheckVision Closing Balance Sheet.

     (i)  Prepaid Items.  All prepaid items, deposits and other similar assets
          -------------
          of the CheckVision Business (collectively, the "CheckVision Business Prepaid Items") as reflected in the CheckVision Business Closing Balance Sheet.

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     (j)  Claims. All rights, claims, and rights and causes of action
          ------
          relating to the Acquired Assets, and/or the Assumed Liabilities, including, without limitation, those arising under the insurance policies listed on Schedule 3.2(s) hereto, but excluding claims for
                             ---------------
          refunds of Taxes (collectively, "Claims").

     (k)  Transferable Governmental Licenses.  Those Governmental Licenses that
          ----------------------------------
          are transferable to Buyer as noted on Schedule 3.2 (u) (collectively, the "Transferable Governmental Licenses").

     (l)  Books and Records.  As applicable, originals or copies of all books,
          -----------------
          records and accounts, correspondence, invoices, purchase records, customer and supplier lists, maintenance records, surveys, drawings, plans and specifications, confidential information that has been reduced to writing, manuals and other written data in Seller's facilities in Emeryville, California which relate exclusively to the CheckVision Business and/or the Acquired Assets (collectively, the "Acquired Books and Records").

     (m)  Other Property.  All other property, real or personal, tangible or
          --------------
          intangible, that is owned by or in the possession of Seller, used in connection with the CheckVision Business or reflected as an asset on the CheckVision Business Balance Sheet, together with such additions thereto and subtractions therefrom as have been made by Seller since the date of the CheckVision Balance Sheet in the ordinary course of the CheckVision Business and consistent with past practice (collectively, the "CheckVision Other Property").

     2.3       Excluded Assets.  For purposes hereof, the term "Excluded Assets"
               ---------------
means all assets of Seller not specifically designated as an Acquired Asset, including without limitation, the following:

     (a) those assets which have been or will be disposed of as permitted by this Agreement;

     (b)  all cash and all Seller intercompany accounts receivable;

     (c) WorkVision Software ownership, the name, domain name, and trademark "Alysis", "IA", "IA Corp.", "WorkOut", "DocuVision", "At Work Corp." the d.b.a. "@ Work" and related trademarks, corporate name, and trade names incorporating "Alysis", "IA" or "At Work Corp." or the stylized "Alysis", "IA" "@Work" logo as used by Seller as part of any trademark or trade name and the tag lines "YOUR VISION/OUR SOLUTION" and "ACCESS THE POSSIBILITIES" and the service mark for the puzzle piece logo.

     (d) except as otherwise set out herein, all assets held by Seller, whether in trust or otherwise, in respect of employee benefit plans pertaining to Acquired Employees;

     (e) all leases, licenses, contracts, agreements, purchase orders and commitments, written or oral, other than the Acquired Contracts;

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     (f)  all claims for refunds of Taxes, and all rights, claims, and rights and causes of action relating to the Excluded Assets;

     (g) all Governmental Licenses issued to Seller that are not transferable to Buyer; and

     (h)  the shared assets used in the CheckVision Business that are listed on
          Schedule 2.3 hereto.
          ------------

     2.4  Assumed Liabilities.  For purposes hereof, the term "Assumed
          -------------------
Liabilities" means the following liabilities and obligations of Seller arising out of or related to the Acquired Assets:

     (a) all executory liabilities and obligations, and all product and service warranty obligations, with respect to the Acquired Contracts;

     (b) all trade accounts payable as of the Closing Date incurred in the ordinary course of the CheckVision Business and reflected on the CheckVision Business Closing Balance Sheet, as finally determined (collectively, the "CheckVision Trade Payables");

     (c) any applicable payroll, and vacation accruals as of the Closing Date with respect to the Acquired Employees reflected on the CheckVision Business Closing Balance Sheet, as finally determined (collectively, the "Acquired Employee Accruals");

     (d) certain sick leave benefits to the extent reflected in the CheckVision Business Balance Sheet and which sick leave benefits are subject to possible refund to Seller in accordance with Section 2.7(e); and

     (e) Buyer's pro rata portion of any personal property tax with respect to its ownership of any of the Acquired Assets after the Closing (collectively, the "Pro Rata Property Taxes").

     2.5  Excluded Liabilities.  Buyer shall not be deemed by anything contained
          --------------------
in this Agreement to have assumed any liabilities or obligations other than the Assumed Liabilities, including, without limitation, any liability or obligation of Seller for the following:

     (a)  any Taxes other than the Pro Rata Property Taxes;

     (b) any liability or obligation incurred, arising from, in connection with or as a result of any claims made or Actions brought by or against Seller, whether before or after the Closing, that arise out of events that occurred prior to the Closing;

     (c) all fees and expenses of Seller in connection with the transactions contemplated in this Agreement; and

     (d) any liability or obligation to or on behalf of current or former officers, directors or employees of Seller (other than the Acquired Employee Accruals), including, without limitation, all payroll related withholdings for amounts paid prior to

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                         COMPUTER SIENCES CORPORATION

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          Closing, or any liability or obligation in connection with any employee benefit plan or collective bargaining, labor or employment agreement or other similar arrangement.

     2.6  Purchase Price and Allocation.  The Purchase Price for the Acquired
          -----------------------------
Assets shall be equal to Four Million Five Hundred Thousand Dollars ($4,500,000) less an amount, if any, ("Adjustment Amount") by which the net asset value reflected on the CheckVision Business Closing Balance Sheet, as finally determined, is less than negative $500,000 (e.g., negative $501,000 is less than negative $500,000). The Purchase Price shall be allocated, by mutual agreement of Seller and Buyer, among the Acquired Assets as set forth in Schedule 2.6
                                                               ------------
hereto.

     2.7  Payment of Purchase Price.  The Purchase Price shall be payable as
          -------------------------
follows:

     (a) at the Closing, Buyer shall pay to Seller Four Million Dollars ($4,000,000) less a reasonable estimate of the Adjustment Amount which will be reflected in Schedule 3.2(a)(ii) (the "Initial Payment") by wire transfer to the account designated by Seller.

     (b) Within three (3) business days after the CheckVision Business Closing Balance Sheet has been finally determined, Buyer shall pay to Seller, or Seller shall pay to Buyer, by wire transfer to the account designated by the recipient for such purpose, the excess or shortfall, respectively, of the Adjustment Amount described in Section 2.6 above.

     (c) The remaining Five Hundred Thousand Dollars ($500,000) of the Purchase Price shall be retained by Buyer for one (1) year after the Closing and applied to Seller's liability, if any, under Sections 3.2(f) and
          10.1 below. At the end of such one (1) year period, Buyer will remit the balance, if any, of such retained amount to Seller with interest thereon at the prime rate as indicated for Citicorp from time to time in the Wall Street Journal; provided, however, that if an action is pending or threatened at such time and such action, if successful, would create a liability of Seller under Section 10.1 below, Buyer may, until the ultimate conclusion of such action, continue to hold a portion of such retained amounts as may be reasonably necessary to cover such potential liability.

     (d) Prior to drawing down on any of the retained amount, Buyer shall notify Seller in writing of its intent to make a claim. Seller and Buyer shall discuss the merits and amount of such claim. If a dispute arises as to the amount of money to be claimed by Buyer or to be remitted to Seller pursuant to this Section, the party initiating the dispute shall provide written notice to the other party within ten
          (10) days after the notice on an intent to make a claim or the one year anniversary date of the Closing (as may be applicable) stating with particularity the nature of the dispute. Representatives of the accounting departments and senior management of each party will meet as early as reasonably possible and use all reasonable measure to resolve the dispute.

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     (e)  The sick leave accrual described in Section 2.4(d) above shall be applied to sick leave for the Acquired Employees based on an assumed starting fund for each Acquired Employee of thirty (30) hours and the accrual applied on a "last in-first out" basis, i.e. this accrual shall be applied after the Acquired Employees have exhausted sick leave benefits granted by or earned from Buyer. If any amount of the sick leave accrual remains unapplied at the time the payment described in Section 2.7 (c) above is due, such remainder shall be paid to Seller at the same time.

     2.8  Preparation of Closing Balance Sheets.
          -------------------------------------

     (a)  As soon as practicable after the Closing and in any event within sixty
          (60) days thereafter, Seller (with the assistance and cooperation, without charge to Seller, of personnel formerly employed by Seller who are employed by Buyer after the Closing, if necessary) shall prepare and present to Buyer a statement setting forth the book value of the Acquired Assets and Assumed Liabilities as of the Closing Date immediately prior to the Closing (the "CheckVision Business Closing Balance Sheet");

     (b) The CheckVision Business Closing Balance Sheet shall be prepared in accordance with the accounting principles utilized in the preparation of the CheckVision Business Adjusted Balance Sheet; and

     (c) When presenting the CheckVision Business Closing Balance Sheet to Buyer, Seller shall also submit to Buyer a certificate executed by the Chief Financial Officer of Seller stating that the CheckVision Business Closing Balance Sheet fairly presents the book values of the Acquired Assets and Assumed Liabilities, determined in accordance with this Section 2.8.

     2.9  Determination of Closing Balance Sheets.
          ---------------------------------------

     (a) Buyer and its representatives and accountants shall have the right to review the work papers used in preparing the Closing Balance Sheet, and shall have full access to the books, records, properties and personnel of Seller for purposes of verifying the accuracy and fairness of presentation of the CheckVision Business Closing Balance Sheet.

     (b) The CheckVision Business Closing Balance Sheet and the amounts reflected therein shall be binding upon Buyer and Seller for all purposes unless Buyer, within thirty (30) days after its receipt of the CheckVision Business Closing Balance Sheet, gives written notice to Seller of Buyer's disagreement with any of such amounts, which notice shall specify in reasonable detail, insofar as possible, the nature and extent of such disagreement. If Buyer and Seller are unable to resolve any such disagreement within thirty (30) days after Buyer gives Seller notice thereof, the disagreement shall be referred for final determination to a mutually acceptable accounting firm of national reputation. Buyer and Seller may submit to such accounting firm any facts that they deem relevant, and the

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          determination of such accounting firm shall be conclusive, non-
          appealable and binding upon Buyer and Seller for all purposes. Buyer and Seller agree that judgment may be entered upon the determination of such accounting firm in any court having jurisdiction over the party against which such determination is to be enforced. Buyer and Seller agree that the procedures established by this Section 2.9(b) shall constitute the exclusive procedures for the final determination of the CheckVision Business Closing Balance Sheet and the amounts reflected therein.

     2.10 Payment of Certain Expenses.  Buyer and Seller shall each pay the fees
          ---------------------------
and disbursements of their respective internal and independent accountants and other personnel incurred in the initial preparation, review and final determination of the Closing Balance Sheet. The fees and disbursements of the accounting firm to which any disagreement is referred pursuant to Section 2.9(b) hereof shall be borne equally by Buyer and Seller.

     2.11 Payments Pursuant to the NCR Agreement.  Seller entered into a Global
          ---------------------------------------
Strategic Alliance Agreement with NCR Corporation dated as of the 11/th/ day of June, 1997 as amended as of the 4/th/ day of June, 1999 ("NCR Agreement"). The NCR Agreement will be conveyed to Buyer as part of the Acquired Assets; however, for a period beginning on the Closing Date and continuing thereafter until the NCR Agreement is terminated, Buyer will remit to Seller, seventy-five percent (75%) of the royalties received by Buyer pursuant to such Agreement less an administrative charge not to exceed fifty thousand dollars ($50,000) per year. Said administrative fee shall be paid as incurred and deducted from any royalties due to Seller.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     3.1  Seller's General Representations and Warranties.  Seller represents
          -----------------------------------------------
and warrants to Buyer the following:

     (a)  Organization and Good Standing.  Seller is a corporation, duly
          ------------------------------
          organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power to carry on the CheckVision Business as it has been and is currently conducted, and to own, lease or operate the Acquired Assets. Seller is qualified to do business and is in good standing in each jurisdiction in which the nature of the CheckVision Business or the character of the Acquired Assets makes such qualification necessary.

     (b)  Power and Authority.  Seller has full power and authority under its
          -------------------
          charter and bylaws to execute, deliver, and perform this Agreement.

     (c)  Authorization.  The execution, delivery and performance of this
          -------------
          Agreement by Seller has been duly authorized by all requisite corporate action on the part of Seller, and the representative of Seller who has executed this Agreement has been duly authorized to do so by Seller.

                                 CONFIDENTIAL
                        COMPUTER SCIENCES CORPORATION

     (d)  Binding Effect.  This Agreement is a valid, binding and legal
          --------------
          obligation of Seller, subject to applicable bankruptcy, insolvency and similar laws affecting creditor rights generally and subject, as to enforceability to general principles of equity (regardless of whether enforcement is in an action at law or suit in equity).

     (e)  No Violation.  Neither the execution and delivery of this Agreement
          ------------
          by Seller nor Seller's full performance of its obligations hereunder will violate or breach, or otherwise constitute or give rise to a default under or conflict with (i) Seller's charter or bylaws, (ii) any contract, commitment, or other obligation to which Seller is a party, (iii) any judgment, decree, order or award of any Governmental Entity or arbitrator, or (iv) any law, rule or regulation applicable to Seller.

     (f)  Regulatory Approvals.  All consents, approvals, authorizations and
          --------------------
          other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by Seller and which are necessary for the execution and delivery by Seller of this Agreement and the documents to be executed and delivered by Seller in connection herewith have been obtained and satisfied.

     (g)  Finders.  Except for the Corum Group, whose fees and expenses will be
          -------
          paid by Seller, Seller has not engaged and is not directly or indirectly obligated to anyone acting as a broker, finder or in any other similar capacity in connection with the purchase of the Acquired Assets.

     (h)  Representations and Warranties True and Complete.  All representations
          ------------------------------------------------
          and warranties of Seller in this Agreement are true, accurate and complete in all material respects as of the date hereof, and will be true, accurate and complete in all material respects as of the Closing (as if such representations and warranties were made anew as of the Closing, except with respect to the effect of transactions contemplated or permitted by this Agreement).

     3.2  Seller's Representations and Warranties Concerning the CheckVision
          ------------------------------------------------------------------
Business.  Seller represents and warrants to Buyer the following:
--------

     (a)  Financial Statements.
          --------------------

               (i)  Schedule 3.2(a)(i) hereto contains the unaudited balance
                    ------------------
          sheets associated with the CheckVision Business prepared as of June 30, 2000 ("CheckVision Business Balance Sheet"). Except as provided for in Schedule 3.2(a)(i) hereto, the CheckVision Business Balance
                 ------------------
          Sheet (A) was prepared in accordance with the books and records of Seller, (B) was prepared in accordance with generally accepted accounting principles consistently applied, (C) fairly presents the financial condition of CheckVision Business as at the relevant dates thereof and for the periods covered thereby, and (D) contains and reflects all necessary adjustments and accruals for a fair presentation of the financial condition of the CheckVision Business for the periods covered thereby.

                                 CONFIDENTIAL
                         COMPUTER SIENCES CORPORATION

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               (ii) Schedule 3.2(a)(ii) hereto contains the CheckVision Business
                    -------------------
           Balance Sheet, as adjusted by Buyer and agreed to by Seller ("CheckVision Business Adjusted Balance Sheet").

       (b) Interests.  The CheckVision Business does not own, directly or
           ---------
           indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust or other entity.

       (c) Absence of Specified Changes.  Since the date of the CheckVision
           ----------------------------
           Business Balance Sheet, except as set forth in Schedule 3.2(c)
                                                          ---------------
           hereto, there has not been:

           (i) any material transaction by Seller with respect to Acquired Assets, including, without limitation, any transfer or encumbrance of any asset, any amendment or termination of any agreement, or any waiver or release of any right or claim, except in the ordinary course of business;

           (ii) any material adverse change in the operations, condition (financial or otherwise), liabilities, assets, business or prospects of the CheckVision Business;

           (iii) any material change, as it relates to the Acquired Assets and Acquired Employees in the salary or other compensation payable or to become payable by or on behalf of Seller to any of its representatives or employees, other than routine increases made in the ordinary course of business, or any change in benefits payable or to become payable to any such person, or any employee hires, recalls, promotions, transfers or personal leaves, except as required by law; or

           (iv) any agreement by Seller to do any of the things described in the preceding clauses (i) through (iii).

       (d) Tax Returns and Audits.  Except as provided for in Schedule 3.2(d)
           ----------------------                             ---------------
           hereto, with respect to the CheckVision Business, Seller has filed all Tax returns required by law and has paid all Taxes, assessments and penalties due and payable.

       (e) Tangible Personal Property.  Schedule 3.2(e) hereto is a complete and
           --------------------------   ---------------
           accurate list of all Owned Tangible Personal Property. Except as set forth on Schedule 3.2(e) hereto, each item of Owned Tangible Personal Property and each item subject to a Third Party Tangible Personal Property Lease listed in Schedule 2.2(f)(ii) is in good operating condition and repair, subject to normal wear and tear.

       (f) Accounts Receivable.  Schedule 3.2(f) hereto is a complete and
           -------------------   ---------------
           accurate schedule of the accounts receivable of the CheckVision Business as of June 30, 2000, prior to adjustments made during the due diligence process as reflected in the CheckVision Business Balance Sheet, together with an accurate aging of these accounts. These accounts receivable are valid receivables subject to no setoffs or counterclaims.

       (g) Intellectual Property.  Schedules 2.2 (b), 2.2(c), 2.2(d) and 2.2(e)
           ---------------------   --------------------------------------------
           hereto set forth a true and complete list or description of all Owned Software, Acquired Patents,

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                         COMPUTER SCIENCES CORPORATION

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

           Copyrights and Trademarks, Acquired Trade Secrets and Seller's Other Intellectual Property, respectively (collectively, the "Acquired Intellectual Property"). Except as indicated on Schedule 3.2(g)
                                                           ---------------
           hereto:

               (i) As to the Acquired Patents, Copyrights and Trademarks, Seller has not received any notice or claim (whether written, oral or otherwise) challenging the validity or enforceability thereof, and the Acquired Patents, Copyrights and Trademarks are currently in compliance with all legal requirements.

               (ii) To Seller's knowledge, the inventions disclosed in the Acquired Patents, Copyrights and Trademarks may be practiced by Seller without infringing any patents owned by any other person.

               (iii) All Acquired Patents, Copyrights and Trademarks that have been registered have been effectively registered in accordance with all applicable legal requirements.

               (iv) Seller, in consideration of its size and resources, has taken all reasonable steps to protect its rights in and to the Acquired Patents, Copyrights and Trademarks material to the Acquired Assets.

               (v) All maintenance fees, annuities, and the like due on the Acquired Patents, Copyrights and Trademarks have been timely paid, and the Acquired Patents, Copyrights and Trademarks are not subject to any taxes or other fees except the annuities listed on Schedule
                                                                     --------
           3.2(g) hereto.
           ------

               (vi) Seller has not received any notice or claim (whether written, oral or otherwise) challenging its exclusive and complete ownership of the Acquired Intellectual Property or suggesting that any other person has any claim of legal or beneficial ownership or other claim or interest with respect thereto; to Seller's knowledge, none of the Acquired Intellectual Property infringes, violates or conflicts with, or is alleged to infringe, violate or conflict with, any intellectual property right of any third party, and there have been no infringements or alleged infringements by others or, to Seller's knowledge, other adversary proceedings concerning the Acquired Intellectual Property; and no Acquired Patents, Copyrights and Trademarks have been or are now involved in any opposition or cancellation proceeding and, to Seller's knowledge; no such action is threatened with the respect thereto.

               (vii) The Owned Software does not contain any Materials or Development Environments that embody intellectual property rights of any person other than Seller or one of its subsidiaries, except for such Materials or Development Environments obtained from third parties that have expressly licensed Seller or its subsidiaries to utilize such Materials or Development Environments in the manner they have been utilized.

               (viii) With the exception of (A) the NCR Agreement, (B) the source code rights in RemitVision and REP granted to Mellon Bank, Wachovia, ABN-

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                         COMPUTER SCIENCES CORPORATION

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

           AMRO, and (C) those licenses set forth in the Acquired Contracts, no source code of any Owned Software has been licensed to any person other than Seller or one of its subsidiaries; Seller and its subsidiaries have treated such source code, and the data associated therewith, as confidential and proprietary business information, and have taken all reasonable steps to protect the same.

               (ix) Except under appropriate confidentiality obligations, there has been no disclosure of any Acquired Trade Secrets by Seller or any of its affiliates.

               (x) Seller has not granted to any person any right, license or Owned Software licenses, Acquired Patents, Copyrights and Trademarks licenses and Acquired Trade Secret licenses.

           (h) Year 2000.
               ---------

               (i) All computer and networking (data, voice, and management) hardware and equipment (including, without limitation, all processor, peripheral, call/network handling, and network management equipment), all Software, firmware, and all equipment and devices having date-dependent or date-sensitive function or operation material to the business which are included within the Acquired Assets are Year 2000 Compliant (as hereinafter defined). Seller has no liability arising out of, resulting from or related to the failure of the Acquired Assets to be Year 2000 Compliant.

               (ii) For purposes of this Agreement, an item is "Year 2000 Compliant" if it:

                     (A) supports operation in a continuous date range
                designated by Seller, which range extends from before to and after January 1, 2000 and which otherwise encompasses a time period and is of a duration reasonably suitable to the uses for which such item is intended (with respect to each item, the "Product Date Range");

                     (B) will, using any date or sets of dates within the
                Product Date Range:

                         (1) function normally, without premature program
                     termination or other impairment or degradation of functions or performance, and without need for special processing or manual intervention, and

                         (2) produce expected results (including correct leap
                     year calculations) in doing arithmetic, comparison, sorting, day-of-week, day-of-year, and other date-related manipulations; and

                     (C) either uses four-digit year numbers for all date input and display functions, or, if two-digit or other truncated year representations are used, then the dates will be interpreted according to Convention.

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                         COMPUTER SCIENCES CORPORATION

       (i) Title to Assets.  Seller has good and marketable title to all of the
           ---------------
           Acquired Assets, and the Acquired Assets are free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever, except for any of the foregoing disclosed in Schedule
                                                                    --------
           3.2(i) hereto. The delivery to Buyer of the instruments of transfer
           ------
           of ownership contemplated by this Agreement will vest good and marketable title to the Acquired Assets in Buyer, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever, except for any of the foregoing disclosed in Schedule
                                                                    --------
           3.2(i) hereto.
           ------

       (j) Real Property Leases.  Seller is not assigning nor transferring any
           --------------------
           Real Property Leases pursuant to this Agreement.

       (k) Customers and Suppliers.  Schedule 3.2(k) hereto is a correct and
           -----------------------   ---------------
           current list of all customers and material suppliers of or to the CheckVision Business, together with summaries of the sales and purchases attributable to each during the most recent fiscal year.

       (l)  Labor and Employment Matters.
            ----------------------------

               (i)  Schedule 3.2(l) hereto is a true and complete list of all
                    ---------------
           agreements, plans and arrangements to which Seller is bound and which provide remuneration or benefits to the CheckVision Business Employees, including, without limitation, the following:

               (A)  all employment contracts;

               (B) all 401(k), pension, welfare and other retirement agreements, plans and arrangements;

               (C) all bonus, deferred compensation and profit-sharing agreements, plans and arrangements;

               (D)  all severance agreements, plans and arrangements; and

               (E) all agreements, plans and arrangements under which "fringe benefits" are provided (including, without limitation, vacation plans or programs, sick leave plans or programs and related benefits).

           With respect to the Acquired Employees, all of such agreements, plans and arrangements (collectively, the "Employee Benefit Plan(s)") are in full force and effect, Seller is not currently in default thereunder, and no event has occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration of any obligation of Seller thereunder. Seller has previously delivered to Buyer a true and complete copy of each Employee Benefit Plan.

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                         COMPUTER SCIENCES CORPORATION

               (ii) There is no collective bargaining agreement or other labor agreement to which Seller is a party or by which it is bound that relates to any of the CheckVision Business Employees. With respect to the CheckVision Business and the CheckVision Business Employees, there is no unfair labor practice complaint against Seller pending before the National Labor Relations Board or any other Governmental Entity, or any pending or, to Seller's knowledge, threatened labor dispute.

               (iii) To Seller's knowledge, with respect to the CheckVision Business and the CheckVision Business Employees, Seller has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate Governmental Entities, and has withheld and paid to the appropriate Governmental Entities or is holding for payment not yet due to such Governmental Entities, all amounts required to be withheld from the CheckVision Business Employees, and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.

               (iv) With respect to the CheckVision Business Employees, with respect to any of the Employee Benefit Plans under which ongoing vesting will continue after the Closing Date, and with respect to the 401(k) plan included within the Employee Benefit Plans ("Seller's 401(k) Plan"):

               (A) Each Employee Benefit Plan complies with, and will continue to comply with, the provisions of and has been administered, and will continue to be administered, in compliance with the provisions of ERISA and all other applicable laws. Without limiting the generality of the foregoing, Seller's 401(k) Plan is currently a "qualified plan", and will be so at the time of any distribution, within the meaning of Section 401(a) of the Code; no "prohibited transaction" (as such term is defined in Section 4975 of the Code, or in Part 4 of Subtitle B of Title I of ERISA) has occurred with respect to any Employee Benefit Plan that could result in the imposition of taxes or penalties; and Seller has not failed to make any contribution to, or to make any payment under, any Employee Benefit Plan that it was required to make pursuant to the terms of the plan or pursuant to applicable law.

               (B)  Except as set forth in Schedule 3.2(l) hereto, there is no
                                           ---------------
                    pending or, to Seller's knowledge, threatened legal action, proceeding or investigation against or involving any Employee Benefit Plan.

       (m) Contracts.  Schedule 2.2(f)(i) - (x) hereto sets forth a true and
           ---------   ------------------------
           complete list of all customer contracts (active and inactive) being acquired, material leases, licenses, contracts, agreements, purchase orders and commitments, written or oral, to which

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                         COMPUTER SCIENCES CORPORATION

           Seller is a party on the date hereof that relate solely to the Acquired Assets. Except as set forth in Schedule 3.2(m) hereto:
                                                   ---------------

               (i) Each Acquired Contract is a valid and binding agreement of Seller, and Seller does not have any knowledge that any of the Acquired Contracts is not a valid and binding agreement of the other parties thereto.

               (ii) There is no material default, or to Seller's knowledge, event that, with notice or lapse of time or both, would constitute a material default by any party to any of the Acquired Contracts.

               (iii) Seller has fulfilled all material obligations required pursuant to each Acquired Contract to have been performed by Seller prior to the date hereof, and Seller has no reason to believe that it will not be able to fulfill, when due, all of its obligations under the Acquired Contracts which remain to be performed after the date hereof;+

       (n) Compliance with Laws.  To Seller's knowledge, the CheckVision
           --------------------
           Business as conducted within the past three (3) years has been and is in compliance with, and has not been and is not in violation of, any applicable statute, law, order or regulation of any Governmental Entity, including, without limitation, any applicable building, zoning, safety, environmental protection, or other law, ordinance or regulation affecting properties used in or the operation of the CheckVision Business; and Seller has not received any notice within three (3) years of the date hereof of any such violation.

       (o) Litigation.  Except as set forth in Schedule 3.2(o) hereto, there is
           ----------                          ---------------
           no pending, or to the knowledge of Seller, threatened, Action or investigation by any Governmental Entity against Seller that affects the Acquired Assets, or the business, assets, liabilities, operations, condition (financial or otherwise) or prospects of CheckVision Business. Seller has furnished or made available to Buyer copies of all relevant court papers and other documents relating to the matters set forth in Schedule 3.2(o) hereto. Seller is not in
                                    ---------------
           default with respect to any federal, state, local or foreign court, department, agency or instrumentality. Except as set forth in
           Schedule 3.2(o) hereto, Seller is not presently engaged in any legal
           ---------------
           action to recover moneys due to it or damages sustained by it.

       (p) Interest in Customers, Suppliers and Competitors.  Except as set
           ------------------------------------------------
           forth on Schedule 3.2(p) hereto, Seller has no direct or indirect interest in any competitor, supplier or customer of or to the CheckVision Business, or in any other person with whom Seller is doing business as it relates to the CheckVision Business.

       (q) Bank Accounts.  Schedule 3.2(q) hereto lists the names of all banks
           -------------   ---------------
           and financial institutions in which the CheckVision Business has an account, deposit, or safe deposit box, with the names of all persons authorized to draw on these accounts or deposits or having access to these boxes.

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                         COMPUTER SCIENCES CORPORATION

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

       (r) Environmental Matters.  Except as set forth on Schedule 3.2(r)
           ---------------------                          ---------------
           hereto, with respect to Acquired Assets:

               (i) Seller is in material compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata (collectively, "Environmental Laws"), which compliance includes, without limitation, the possession of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof;

               (ii) to the knowledge of Seller, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future as the CheckVision Business is presently conducted; and

               (iii) there are no Actions, demands or notices by any person or entity alleging liability under or non-compliance with any Environmental Law pending or, to the knowledge of Seller, threatened against Seller.

       (s) Insurance.  Schedule 3.2(s) hereto sets forth a true and correct list
           ---------   ---------------
           of (i) all insurance policies of any nature whatsoever currently maintained by Seller with respect to the CheckVision Business or Acquired Assets, and (ii) with respect to each such policy, the insurer, the policy limits, the expiration date, the annual premiums and a description of the type of coverage. All such policies are in full force and effect and will continue in full force and effect through the Closing. All premiums are paid and current, including deposits required to be made.

       (t) Powers of Attorney.  Except as set forth on Schedule 3.2(t) hereto,
           ------------------                          ---------------
           Seller has not given any power of attorney (irrevocable or otherwise) to any person or entity for any purpose relating to the Acquired Assets, other than powers of attorney given to Governmental Entities in connection with routine qualifications to do business.

       (u) Governmental Licenses.  Schedule 3.2(u) hereto contains a true and
           ---------------------   ---------------
           complete list of all Governmental Licenses.

       (v) Retention Plan.  Seller shall have the Retention Plan (as described
           ---------------
           below) in place on the Closing Date and at all times during the period between the Closing Date and one year thereafter.

       (w) Infrastructure.  Schedule 3.2(w) contains a materially complete and
           ---------------  ---------------
           accurate list of all software, hardware and other infrastructure components that are not conveyed hereunder and that are to be procured by Buyer from other sources and, in combination with the Acquired Assets, are necessary to carry on the CheckVision Business in substantially the same manner as conducted immediately prior to the Closing Date.

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                         COMPUTER SCIENCES CORPORATION

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

     3.3  Buyer's Representations and Warranties.  Buyer hereby represents and
          --------------------------------------
warrants to Seller the following:

       (a) Organization and Existence.  Buyer is a corporation, duly organized,
           --------------------------
           validly existing, and in good standing under the laws of Nevada.

       (b) Power and Authority.  Buyer has full corporate power and authority
           -------------------
           under its charter and bylaws to execute, deliver and perform this Agreement.

       (c) Authorization.  The execution, delivery and performance of this
           -------------
           Agreement has been duly authorized by all requisite corporate actions on the part of Buyer, and the representatives of Buyer who have executed this Agreement have been duly authorized to do so by Buyer.

       (d) Binding Effect.  This Agreement is a valid, binding and legal
           --------------
           obligation of Buyer.

       (e) No Violation.  Neither the execution and delivery of this Agreement
           ------------
           by Buyer nor Buyer's full performance of its obligations hereunder will violate or breach, or otherwise constitute or give rise to a default under or conflict with (i) Buyer's charter or bylaws, (ii) any contract, commitment or other obligation to which the Buyer is a party, (iii) any judgment, decree, order or award of any Governmental Entity or arbitrator, or (iv) any law, rule or regulation applicable to Buyer.

       (f) Regulatory Approvals.  All consents, approvals, authorizations and
           --------------------
           other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by Buyer and which are necessary for the execution and delivery by Buyer of this Agreement and the documents to be executed and delivered by Buyer in connection herewith have been obtained and satisfied.

       (g) Finders.  Buyer has not engaged and is not directly or indirectly
           -------
           obligated to anyone acting as a broker, finder or in any other similar capacity in connection with the purchase of the Acquired Assets.

       (h) NCR Agreement.  Buyer shall comply with the provision Section 8.8
           -------------
           hereof.

       (i) Representations and Warranties True and Complete. All representations
           ------------------------------------------------
           and warranties of Buyer in this Agreement are true, accurate and complete in all material respects as of the date hereof, and will be true, accurate and complete in all material respects as of the Closing (as if such representations and warranties were made anew as of the Closing, except with respect to the effect of transactions contemplated or permitted by this Agreement).

                                   ARTICLE IV

                             ACTIONS BEFORE CLOSING

       4.1  Access.
            ------

       Seller hereby covenants to Buyer that, from the date hereof to the Closing, Seller (i) shall

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                         COMPUTER SCIENCES CORPORATION
afford duly authorized representatives of Buyer reasonable access during normal business hours to all CheckVision Business Employees (for the purpose of announcing the transaction and implementing the transition plan) and to all of the assets, properties, books and records of Seller or relating to the CheckVision Business, (ii) shall permit such representatives to make abstracts from, or take copies of, such books, records or other documentation, (iii) shall furnish to such representatives paper and electronic copies of all information regarding the Acquired Assets, and (iv) shall furnish to Buyer such other information concerning Seller and its assets, liabilities or financial condition as Buyer may reasonably request.

     4.2  Interim Conduct of the Business.
          -------------------------------

     Seller hereby covenants to Buyer that, from the date hereof to the Closing, Seller shall cause the CheckVision Business to be operated diligently and only in the ordinary and usual course, subject to Buyer's approval of certain transactions pursuant to Section 4.3 hereof. Without limiting the generality of the foregoing, Seller hereby covenants to Buyer that Seller shall:

          (i) use its commercially reasonable, best efforts to preserve Seller's business relationships with suppliers, customers, employees, creditors and others having business dealings with Seller;

          (ii) maintain in full force and effect its existing policies of insurance covering Seller, the CheckVision Business or any of the Acquired Assets; and

          (iii) maintain all Acquired Intellectual Property in substantially the same standing as exists on the date hereof.

     4.3  Approval of Certain Transactions.
          --------------------------------

     Seller hereby covenants to Buyer that, from the date hereof to the Closing, insofar as Seller and the CheckVision Business is concerned, Seller shall not do any of the following without the prior written approval of Buyer, which approval shall not be unreasonably withheld:

          (i) except in the ordinary course of business, enter into any material transaction, or any contract or commitment with respect thereto (including, without limitation, any transfer or encumbrance of any asset, any amendment or termination of any agreement, or any waiver or release of any right or claim);

          (ii) enter into any contract, commitment or transaction in the ordinary course of business involving an amount exceeding $25,000, individually;

          (iii) make any change in the salary or other compensation payable or to become payable to any CheckVision Employee, or make any change in such person's employee benefits, except in the ordinary course of business, or make any employee hires, recalls, promotions, transfers, personal leaves (except as required by law) or new employee-related commitments; or

          (iv) make any capital commitments, whether or not in the ordinary course of

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                         COMPUTER SCIENCES CORPORATION
     business, in excess of $10,000, individually, or $50,000 in the aggregate, or enter into any leases of capital equipment or property under which the annual lease charge is in excess of $10,000.

     4.4  Other Agreements.  Seller hereby covenants to Buyer, and Buyer hereby
          ----------------
covenants to Seller, that between the date hereof and the Closing, the parties shall work in good faith to arrange for the orderly transfer of the CheckVision Business from Seller to Buyer.

     4.5  Consents to Assignment.  Seller hereby covenants to Buyer that,
          ----------------------
between the date hereof and the Closing, Seller, with Buyer's assistance, shall obtain, at Seller's expense (except for Buyer's incidental expenses), the consents or approvals (or effective waivers thereof) of assignment or novation as required from those persons, entities or Governmental Entities whose consents or approvals are required for the transfer of the Acquired Assets to Buyer and that are listed on Schedule 4.5, and Seller shall furnish copies of such signed consents and approvals to Buyer at the Closing.

     4.6  Property Taxes.  All personal property taxes with respect to the
          --------------
ownership of any of the Acquired Assets shall be pro rated, and Seller shall be responsible for that portion attributable to the period prior to the Closing and Buyer shall be responsible for that portion attributable to the period after the Closing.

                                   ARTICLE V

                      CONDITIONS TO OBLIGATIONS OF SELLER
                      -----------------------------------

     The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of the following conditions at or before the Closing:

     5.1  Representations and Warranties Correct.  All representations and
          --------------------------------------
warranties of Buyer in this Agreement are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete in all material respects as of the Closing (as if such representations and warranties were made anew as of the Closing except with respect to the effect of the transactions contemplated or permitted by this Agreement).

     5.2  Performance.  Buyer shall have performed all of its obligations and
          -----------
agreements and complied with all of its covenants contained in this Agreement, and shall have delivered all documents, certificates and instruments required to be delivered by it under the terms of this Agreement. Buyer shall deliver to Seller at or before the Closing an officer's certificate of signature and incumbency of the officer executing this Agreement.

     5.3  Authority.  Buyer shall have taken all corporate actions required to
          ---------
be taken by it in connection with the transactions contemplated by this Agreement. All requisite approvals and authorizations from any Governmental Entity necessary for the consummation of the transactions contemplated hereby shall have been duly issued or granted.

     5.4  Litigation.  Immediately prior to the Closing, no judgment,
          ----------
injunction, restraining order or other order issued by a Governmental Entity that prohibits the consummation of the transactions contemplated in this Agreement or that materially and adversely affects the benefits

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to be received by Seller as a result of such transactions shall be in effect, and no Action shall be pending or threatened before any Governmental Entity which presents a substantial risk of the issuance of such an order or the obtaining of material damages or other material relief in connection therewith.

                                   ARTICLE VI

                       CONDITIONS TO OBLIGATIONS OF BUYER

     The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of the following conditions at or before the Closing:

     6.1  Representations and Warranties Correct.  All representations and
          --------------------------------------
warranties of Seller in this Agreement are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete in all material respects as of the Closing (as if such representations and warranties were made anew as of the Closing except with respect to the effect of the transactions contemplated or permitted by this Agreement).

     6.2  Performance.  Seller shall have performed all of its obligations and
          -----------
agreements and complied with all of its covenants contained in this Agreement, and shall have delivered to Buyer all documents, certificates and instruments required to be delivered by it under the terms of this Agreement. Seller shall deliver to Buyer an officer's certificate of signature and incumbency of the officer executing this Agreement.

     6.3  Authority.  Seller shall have taken all corporate actions required to
          ---------
be taken in connection with the transactions contemplated by this Agreement. All requisite approvals and authorizations from any Governmental Entity necessary for the consummation of the transactions contemplated hereby shall have been duly issued or granted.

     6.4  Litigation.  Immediately prior to the Closing, no judgment,
          ----------
injunction, restraining order or other order issued by a Governmental Entity that prohibits the consummation of the transactions contemplated in this Agreement or that materially and adversely affects the benefits to be received by Buyer as a result of such transactions shall be in effect, and no Action shall be pending or threatened before any Governmental Entity which presents a substantial risk of the issuance of such an order or the obtaining of material damages or other material relief in connection therewith.

     6.5  No Material Adverse Change.  During the period from the date of the
          --------------------------
CheckVision Business Balance Sheet to the Closing (a) there shall not have been any material adverse change in the Acquired Assets or in the operations, condition (financial or otherwise), liabilities, assets, business or prospects of the CheckVision Business, and (b) Seller shall not have sustained any material loss or damage to its assets that materially affects its ability to conduct a material part of its CheckVision Business.

     6.6  Retention Program In Place By Seller.  Seller shall have instituted on
          ------------------------------------
Closing Date the stock option plan ("Retention Plan") as described on Schedule 5.6.

     6.7  Required Pre-Closing Consents.  Seller shall have obtained, at its
          -----------------------------
expense, all

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consents or approvals (or effective waivers, either written or oral, thereof) of assignment or novation as required from those persons or entities whose consents or approvals are required for the transfer of the Acquired Assets to Buyer (collectively, the "Consents") as required in Section 4.5.

     6.8  Minimum Pre-Closing Acceptance of Employment Offers.  At least eighty
          ---------------------------------------------------
percent (80%) of the Employee Offerees (as defined below) shall have accepted employment with Buyer effective as of the Closing.

                                  ARTICLE VII

                                    CLOSING

     7.1  Closing.  Satisfaction of the respective conditions precedent to (a)
          -------
the obligations of Seller and Buyer and (b) the consummation of the transactions contemplated hereby shall be determined at a closing (the "Closing"), such Closing to take place on or before August 21, 2000 or such other date as the parties mutually agree (the "Closing Date"). The Closing shall be held at a location and time to be agreed upon by the parties.

     7.2  Deliveries by Seller to Buyer.  At the Closing, or at mutually agreed
          -----------------------------
to times thereafter, Seller shall deliver to Buyer the following:

       (a) Acquired Assets.  Possession of the Acquired Assets, and all
           ---------------
           documents and instruments reasonably required to validly and effectively transfer the Acquired Assets to Buyer (including, without limitation, bills of sale, deeds, licenses, assignments, conveyances, agreements, consents and novations), each of which documents and instruments has been duly executed by Seller. The parties shall mutually agree on a schedule to physically relocate the Acquired Assets after Closing.

       (b) Officer's Certificates.
           ----------------------

               (i) A certificate, executed by a duly authorized officer of Seller and dated as of the Closing Date, certifying that, as of the Closing, the representations, warranties and covenants of Seller in
           Article III hereof are true and correct, and the conditions specified in Article VI hereof have been satisfied.

               (ii) The officer's certificate specified in Section 6.2 hereof.

       (c) Consents.  The Consents, each of which complies with Section 4.5 as
           --------
           of the Closing.

       (d) Other Documents and Instruments.  Such other documents, receipts,
           -------------------------------
     certificates or instruments or transfer as may be reasonably requested by Buyer for the purpose of consummating the transactions contemplated by this Agreement.

     7.3  Deliveries by Buyer to Seller.  At the Closing, Buyer shall deliver to
          -----------------------------
Seller the following:

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       (a) a wire transfer in the amount of the Initial Payment to the account specified by Seller.

       (b) Assumed Liabilities.  An executed and notarized instrument pursuant
           -------------------
           to which Buyer shall assume and become solely responsible for the Assumed Liabilities as of the Closing.

       (c) Officer's Certificates.
           ----------------------

               (i) A certificate, executed by a duly authorized officer of Buyer and dated as of the Closing Date, certifying that, as of the Closing, the representations, warranties and covenants of Buyer in
           Article III hereof are true and correct, and the conditions specified in Article V hereof have been satisfied.

                (ii) The officer's certificate specified in Section 5.2 hereof.

       (d) Other Documents and Instruments.  Such other documents, receipts,
           -------------------------------
           certificates or instruments or transfer as may be reasonably requested by Seller for the purpose of consummating the transactions contemplated by this Agreement.

                                 ARTICLE VIII

                             ACTIONS AFTER CLOSING

       8.1 Further Assistance.  In case at any time after the Closing any
           ------------------
further action is necessary or desirable to carry out the purposes of this Agreement, each of Buyer and Seller will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably may request, at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Article X below).

       8.2 Access to Books and Records.
           ---------------------------

       (a) For a period of three (3) years after the Closing Date, Buyer shall retain all books and records in its possession that existed as of the Closing Date and which relate to the CheckVision Business. During such period, Buyer shall afford duly authorized representatives of Seller free and full access to all such Acquired Books and Records and shall permit such representatives to make abstracts from, or to take copies of any such records, or to obtain temporary possession of any such books and records as may be reasonably required by Seller.

       (b) For a period of five (5) years after the Closing Date, Seller shall retain all books and records in its possession which existed as of the Closing Date and which relate to the CheckVision Business (other than the books and records, which Seller shall deliver to Buyer at the Closing). During such period, Seller shall afford duly authorized representatives of Buyer free and full access to all such books and records and shall permit such representatives to make abstracts from, or to take

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           copies of any such records, or to obtain temporary possession of any such books and records as may be reasonably required by Buyer.

       8.3 Access to Former Employees.  For a period of five (5) years after the
           --------------------------
Closing Date, Buyer shall make available to Seller Acquired Employees whose assistance Seller may reasonably require in connection with the defense of any Action involving Seller which relates to the conduct of the CheckVision Business prior to the Closing. Seller shall pay or reimburse Buyer for all reasonable expenses incurred by such Acquired Employees, respectively, in connection therewith, including, without limitation, expenses for travel, lodging and meals.

       8.4 Seller's Covenant Not to Compete.  Seller hereby covenants to Buyer
           --------------------------------
that Seller shall not, and shall cause each of its affiliates not to, prior to the second anniversary of the Closing Date, engage in the business of making or offering for sale check imaging applications or solutions in the commercial banking and financial market (collectively, the "Prohibited Business"); provided, however, that this covenant shall not prohibit or restrict Seller or any member of the Alysis, its subsidiaries or affiliates:

       (a) from selling to the commercial banking and financial market its WorkOut/(R) / products, included but not limited to, those products that present electronic statements, bill and/or invoices over the internet, which products may or may not have links to check imaging application solutions;

       (b) continuing in those lines of business, other than the Prohibited Business, in which it is currently engaged; or

       (c) making equity investments of less than five (5) percent in any person or entity, whether or not such person or entity is engaged in the Prohibited Business.

       8.5 Responsibility.  Except as otherwise provided in this Agreement:
           --------------

       (a) Seller shall be solely responsible for all liabilities and obligations (other than the Assumed Liabilities) to the extent arising out of, resulting from or relating to the operation of the CheckVision Business prior to the Closing; and

       (b) Buyer shall be solely responsible for the Assumed Liabilities and for all liabilities and obligations to the extent arising out of, resulting from or relating to the operation of the CheckVision Business after the Closing.

       8.6 Use of Names.
           ------------

       (a) Seller shall not, and shall cause each of its affiliates not to, use or employ in any manner the name "CheckVision", "CheckVision Business", "REP", "LoanVision", "WorkVision" or "RemitVision" after the Closing.

       (b) Buyer shall be entitled to use or employ in any manner the name "CheckVision", "CheckVision Business", "REP", "LoanVision", "WorkVision" or "RemitVision" after the Closing.

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       8.7 NCR Agreement.
           -------------

       (a) Buyer covenants that from the Closing Date until a date four (4) years after the Closing Date it will use its reasonable best efforts to maintain the NCR Agreement in full force and effect. Provided, however, that if Buyer, during such four (4) year period, desires to terminate the NCR Agreement, Buyer shall notify Seller in writing and Seller shall have the option, exercisable by written notice within thirty (30) days after receipt of Buyer's notice, to take assignment of the NCR Agreement and administer such NCR Agreement in the manner described herein (e.g. distribute the royalties in the percentage described and maintain such agreement). If Buyer fails to exercise such right to take assignment of the NCR Agreement, Seller may terminate such agreement at its discretion. As long as the NCR Agreement is in effect, (and provided that Seller has not taken such agreement back as described above), Buyer shall manage and monitor the NCR relationship, comply with all material provisions of the NCR Agreement, and collect all royalties due thereunder.

       (b) For a period ending four (4) years after the Closing Date, Buyer covenants that it shall obtain Seller's approval prior to amending any material provision of the NCR Agreement. Thereafter, Buyer will consult with Seller prior to amending any material provisions of the NCR Agreement.

       (c) Buyer covenants that it shall provide Seller with a copy of each royalty report due under the NCR Agreement and that it shall remit Seller's seventy-five percent (75%), less the administrative charge set forth in Section 2.11 within fifteen (15) days of receipt.

       8.8 Retention Program. Seller shall have kept the stock option plan
           -----------------
("Retention Plan") as described on Schedule 6.6 in existence from the Closing Date until one (1) year after the Closing Date.

       8.9 Notification of Change of Employment Status.  To enable to Seller to
           -------------------------------------------
administer the stock option plan describe in Schedule 6.6, Buyer shall notify Seller of the termination of employment of any Acquired Employee.

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                                  ARTICLE IX

                                   EMPLOYEES

       9.1 Employment of CheckVision Business Employees.
           --------------------------------------------

       (a) Buyer shall offer employment to the CheckVision Business employees listed in Schedule 9.1(a) ("CheckVision Business Employees"). CheckVision Business Employees who are offered employment pursuant to this Section shall be referred to as "Employee Offerees". CheckVision Business Employees who accept this offer are referred to in this Agreement as "Acquired Employees." With respect to any CheckVision Business Employee who on the Closing Date is in a leave status, including without limitation on medical, disability, industrial or sick leave, such employee shall remain an employee of Seller until the first day that such employee actually returns to work, with physician's release or other appropriate documentation stating that such employee may resume his or her prior work schedule, and upon such return shall be eligible to accept Buyer's offer of employment, effective that day, so long as such return date is within six (6) months after the Closing Date. If such return date is not within such period, then Buyer shall have no obligation to accept such employee as an Acquired Employee hereunder.

       (b) Except as otherwise specifically provided in this Article IX, Seller shall remain responsible for all CheckVision Business Employee-related liabilities as of the Closing and for all CheckVision Business Employees other than the Acquired Employees.

       (c) During the one-year period following the Closing Date, Seller shall not, and shall cause each of its affiliates not to, without Buyer's prior written consent, employ or solicit for employment any Employee Offerees.

       (d) During the six-month period following the Closing Date, Buyer shall not, and shall cause each of its affiliates not to, without Seller's prior written consent, employ or solicit for employment any of Seller's employees (other than Acquired Employees) whose employment with Seller has terminated within the preceding six (6) months.

       (e) Seller will cooperate with Buyer in the administration of the employment of Employee Offerees that are not U.S. citizens including allowing such employees to remain in the employment of Seller or be secunded to Seller with reimbursement of employment expenses for employees with H1-B visa issues or other immigration issues.

       9.2 Workers' Compensation. Seller shall bear the entire cost and expense
           ---------------------
of all workers' compensation, employer's liability or similar claims to the extent arising out of injuries sustained by Acquired Employees on or before the Closing. Buyer shall bear the entire cost and expense of all workers' compensation, employer's liability or similar claims to the extent arising out of injuries sustained by Acquired Employees after the Closing.

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       9.3 Subsequent Termination and Layoffs.
           ----------------------------------

       (a) In any termination or layoff by Buyer of any Acquired Employees after the Closing, Buyer shall be responsible for compliance with the Worker Adjustment and Retraining Notification Act of 1988, as amended.

       (b) Buyer shall be solely responsible for any severance expenses payable to Acquired Employees as a result of any termination or layoff after the Closing.

       9.4 Employee Benefits.
           -----------------

       (a) Seller shall retain all liability and responsibility for benefits under all pension, welfare, retirement, deferred compensation and other employee benefit plans in which any Acquired Employee participated prior to the Closing. No Acquired Employee shall be eligible to make contributions to such plans with respect to compensation earned on or after the Closing Date.

       (b) With respect to each Acquired Employee, Buyer shall count any period of employment with Seller for purposes of meeting the eligibility requirement, but not for purposes of vesting or for benefit accrual, under the defined benefit pension plan maintained by Buyer for which the Acquired Employee otherwise meets applicable eligibility requirements.

       (c) As of the Closing Date and without any waiting period, Buyer shall arrange for all Acquired Employees who were covered under Seller's indemnity medical plan immediately prior to the Closing Date to be eligible to enroll for benefits under Buyer's indemnity medical plan, subject to eligibility provisions of that plan; provided, however, that coverage under the Seller's plan will apply toward satisfaction of the pre-existing condition limitations under Buyer's plan; and provided, further, however, that any out of pocket and/or deductible amounts paid in the 2000 calendar year by any Acquired Employee or covered dependent(s) shall be applied toward any deductible required by, or out-of-pocket limits that apply under, Buyer's medical plan for the 2000 calendar year. For Acquired Employees or covered family member(s) being treated for a health condition at the time of the Closing, a copy of the certificate(s) of creditable coverage provided to the Acquired Employee must be given to Buyer in order for Buyer to determine the extent to which the pre-existing conditions limitations have been satisfied.

       (d) As of the Closing Date and without any waiting period, Buyer shall arrange for all Acquired Employees who were covered under Seller's indemnity dental plan immediately prior to the Closing Date to be eligible to enroll for benefits under Buyer's indemnity dental plan, subject to eligibility provisions of that plan; provided, however, that coverage under the Seller's plan will apply toward satisfaction of the pre-existing condition limitations under Buyer's plan; and provided, further, however, that any Acquired Employee or covered dependent(s) who have already commenced to receive orthodontic benefits under Seller's dental plans on the Closing Date shall receive the same orthodontic benefits from Buyer

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            as would have been available under Seller's dental plan; and
            provided, further, however, that any deductible amounts paid in the 2000 calendar year by any Acquired Employee or covered dependent(s) shall be applied toward any deductible required by, or that applies under, Buyer's dental plan for the 2000 calendar year. For Acquired Employees or covered family member(s) being treated for a dental condition at the time of the Closing, a copy of the certificate(s) of creditable coverage provided to the Acquired Employee must be given to Buyer in order for Buyer to determine the extent to which the pre-existing conditions limitations have been satisfied.

       (e) The Acquired Employees shall be eligible to participate in all of Buyer's benefit plans that are normally and customarily offered to newly-hired employees of Buyer, with the exceptions as called for in this Section 8.4.

       (f) Buyer shall count any period of employment with Seller for purposes of meeting the vesting requirement under the applicable defined contribution pension plan maintained by Buyer. Seller has determined that the Acquired Employees who are participants in Seller's 401(k) Plan are eligible to receive distributions therefrom pursuant to
            Section 401(k)(10)(A)(ii) of the Code.

       (g) As of the Closing Date and without any waiting period, Buyer shall arrange for all Acquired Employees who were covered under Seller's long-term disability plan immediately prior to the Closing Date to be eligible to enroll for benefits under Buyer's long-term disability plan, subject to the eligibility provisions of that plan; provided, however, that coverage under Seller's plan will apply toward satisfaction of the pre-existing condition limitations under Buyer's plan.

       9.5  Vacation, Holiday and Bonus Accruals. As of the Closing, Buyer shall
            ------------------------------------
be responsible for the obligations of Seller to the Acquired Employees for all vacation, holiday and bonus obligations, if any, of Seller accrued through the Closing and reflected on the CheckVision Business Closing Balance Sheet and for sick leave matters as reflected in Section 2.7(e).

                                   ARTICLE X

                                INDEMNIFICATION

       10.1 Indemnification of Buyer.  Subject to the limitation set forth in
            ------------------------
Section 10.4 hereof, Seller (in such capacity, the "Indemnifying Party") shall indemnify, defend and hold harmless Buyer and each of its affiliates, and each of its respective directors, officers, employees, agents and representatives (each of which is, in such capacity, an "Indemnified Party"), against and in respect of any and all claims, demands, actions, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, amounts paid in settlement, reasonable attorneys' fees, costs of investigation and remediation, costs of investigative, judicial or administrative proceedings or appeals therefrom, and costs of attachment or similar bonds (collectively, "Losses") asserted against, imposed upon or incurred by the Indemnified Party, that arise out of, result from or relate to:

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      (a)   any breach by Seller of any representation, warranty, covenant, obligation or undertaking in this Agreement, including any schedule or exhibit hereto or any certificate or affidavit delivered pursuant hereto;

      (b) any liabilities or obligations (other than the Assumed Liabilities) to the extent arising out of, resulting from or relating to the operation of the CheckVision Business prior to the Closing;

      (c)   the Excluded Liabilities;

      (d) the failure of Buyer to collect the accounts receivable reflected on the CheckVision Business Closing Balance Sheet, within two hundred
            (240) days after the due date of such accounts receivable, at their full amount less any reserves for doubtful accounts reflected on the Closing Balance Sheets, as finally determined, provided, however, that if Buyer shall collect any amounts with respect to such accounts receivable after having made a claim hereunder and having received payment therefor from Seller, then Buyer shall immediately remit such amounts to Seller;

      (e) except with respect to accounts receivable (which are covered under clause (d) above), the failure of the CheckVision Business Closing Balance Sheet fairly to present the book values of the Acquired Assets and Assumed Liabilities, determined in accordance with
            Section 2.8 hereof, (for example, the failure to include an account payable, or the inclusion of an asset that was not transferred; or

      (f)   (i)    any Tax payable by Seller or any of its affiliates,

            (ii) any deficiencies in any Tax payable by or on behalf of Seller or any of its affiliates, or by Buyer in respect of the CheckVision Business, in each case with respect to any period ending on or prior to the Closing, and

            (iii) a pro rata share of any other Taxes that may be payable by Buyer with respect to the operation of the CheckVision Business or the Ownership of the Acquired Assets (other than Buyer's income or franchise taxes) for periods commencing prior to and ending after the Closing Date (whether or not assessed prior to the Closing Date).

      10.2  Indemnification of Seller.  Subject to the limitation set forth in
            -------------------------
Section 10.4 hereof, Buyer (in such capacity, the "Indemnifying Party") shall indemnify, defend and hold harmless Seller and each of its affiliates, and each of their respective directors, officers, employees, agents and representatives (each of which is, in such capacity, an "Indemnified Party"), against and in respect of any and all Losses asserted against, imposed upon or incurred by the Indemnified Party, that arise out of, result from or relate to:

      (a) any breach by Buyer of any representation, warranty, covenant, obligation or undertaking in this Agreement, including any schedule or exhibit hereto or any certificate or affidavit delivered pursuant hereto;

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       (b)  any liabilities or obligations to the extent arising out of, resulting from or relating to the operation of the CheckVision Business after the Closing;

       (c)  the Assumed Liabilities; or

       (d) (i) a pro rata share of any Taxes that may be payable by Seller with respect to the operation of the CheckVision Business or the ownership of the Acquired Assets (other than Seller's income or franchise taxes) for periods commencing prior to and ending after the Closing Date (whether or not assessed prior to the Closing
            Date), or

            (ii) any transfer, sale, stamp, use or any other taxes which may result from the transfer of the Acquired Assets from Seller to Buyer.

       10.3 Claims.  The Indemnified Party shall provide reasonable notice to
            ------
the Indemnifying Party of the existence of any claim, demand or other matter to which the Indemnifying Party's indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that the Indemnified Party shall at all times also have the right to fully participate in the defense at its own expense. If the Indemnifying Party shall, within a reasonable time after this notice, fail to defend, the Indemnified Party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle, the claim or other matter on behalf, for the account, and at the risk, of the Indemnifying Party. If the claim is one that cannot by its nature be defended solely by the Indemnifying Party then the Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request.

       10.4 Limitation Periods.  Except as otherwise provided in this Agreement,
            ------------------
no Action or claim for Losses pursuant to this Article X (an "Indemnity Claim") may be brought or made unless such Indemnity Claim has been specified in reasonable detail in a written notice delivered to the Indemnifying Party:

       (a) within one (1) year after the Closing Date for all Indemnity Claims based on Section 10.1(d) (Accounts Receivable); and

       (b) within three (3) years after the Closing Date for all other Indemnity Claims; except that no limitation period shall apply to Indemnity Claims based on:

            (x)  Sections 10.1(f) or 10.2(d) (Taxes); or

            (y) breach of the representations, warranties or covenants in Sections 3.2(d) or 3.3(d) (Tax Returns and Audits), Sections 3.2(i) or 3.3(i) (Title to Acquired Assets), or Sections 3.2(r) or 3.3(r) (Environmental Matters).

       10.5 Maximum Liability.  The maximum aggregate liability of Seller
            -----------------
            pursuant to this Article X, and the maximum aggregate liability of Buyer pursuant to this Article X, determined as the aggregate amount of all amounts paid or payable with


                                CONFIDENTIAL
                         COMPUTER SCIENCES CORPORATION
            respect to Indemnity Claims, shall be limited to the Purchase Price (the "Maximum Liability").

       10.6 Indemnity Claims Baskets.
            ------------------------

       (a) Indemnification of Buyer.  Excluding Seller's obligation under
           ------------------------
           Sections 10.1(d) and 10.1 (f), the Seller's obligation to indemnify the Buyer for any Indemnity Claims pursuant to Section 10.1 for a breach of representation, warranty or covenant shall not be effective until, and then only to the extent that, the aggregate amount of all such Indemnity Claims for which the Seller is liable to the Buyer under Section 10.2 exceeds fifteen thousand dollars ($15,000) (the "Deductible Amount"). The Buyer shall be entitled to indemnification for the total amount of Indemnity Claims suffered by it in excess of the Deductible Amount, subject to Section 10.5.

       (b) Indemnification of Seller.  The Buyer's obligation to indemnify the
           -------------------------
           Seller for any Indemnity Claims pursuant to Section 10.2 for a breach of representation or warranty shall not be effective until, and then only to the extent that, the aggregate amount of all such Indemnity Claims for which the Buyer is liable to the Seller under Section 10.2 exceeds the Deductible Amount. The Seller shall be entitled to indemnification for the total amount of Indemnity Claims suffered by it in excess of the Deductible Amount, up to an amount equal to the Purchase Price.

                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS

       11.1 Amendment.  This Agreement may be amended at any time, but only by
            ---------
written instrument executed by an officer of each of the parties.

       11.2 Waiver.  Any party may at any time waive compliance by any other
            ------
party with any covenants or conditions contained in this Agreement but only by written instrument executed by an officer of the party waiving such compliance. No such waiver, however, shall be deemed to constitute the waiver of any such covenant or condition in any other circumstance or the waiver of any other covenant or condition.

       11.3 Assignment.  This Agreement shall not be assignable by any party
            ----------
hereto without the prior written consent of each other party, which consent shall not be unreasonably withheld. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing herein shall be deemed to confer any benefit upon any third party.

       11.4 Expenses.  Seller and Buyer shall each be responsible for and shall
            --------
each pay all of its own legal, accounting and other transactional fees and expenses incurred in the negotiation and preparation of this Agreement. If this Agreement is terminated for any reason whatsoever, Seller and Buyer shall each bear its respective legal, accounting and other expenses.

                                 CONFIDENTIAL
                         COMPUTER SCIENCES CORPORATION

       11.5 Notices.  All notices and other communications hereunder shall be in
            -------
writing and shall be delivered or mailed by registered or certified first class mail, postage prepaid, addressed to a party hereto (with a copy to such party's counsel) at the respective addresses set forth below:

       If to Buyer, to:            Computer Sciences Corporation
                                   2100 East Grand Avenue
                                   El Segundo, California 90245
                                   Attn: Vice President, Corporate Development

       with a required copy to:    Computer Sciences Corporation
                                   2100 East Grand Avenue
                                   El Segundo, California 90245
                                   Attn: Vice President, General Counsel
                                          and Secretary

       If to Seller, to:           Alysis Technologies, Inc.
                                   1900 Powell Street, Suite 500
                                   Emeryville, California 94608
                                   Attn: President

       with a required copy to:    Alysis Technologies, Inc.
                                   1900 Powell Street, Suite 500
                                   Emeryville, California 94608
                                   Attn: Vice President and General Counsel

       Any notice so given shall be conclusively deemed to have been given and received and to be effective when so personally delivered or three (3) days after having been delivered to an overnight courier.

       11.6 Taxes.  Buyer shall be responsible for any transfer, sale, stamp,
            -----
use or any other taxes which may result from the transfer of the Acquired Assets from Seller to Buyer.

       11.7 Publicity.  All notices to third parties and all other publicity
            ---------
concerning the subject matter of this Agreement shall be jointly planned and coordinated by and between Seller and Buyer with the exception of those required public disclosures.

       11.8 Interpretation.  The titles of the Articles, sections and Schedules
            --------------
of this Agreement have been included herein for the convenience of reference only and shall not be deemed to affect the meaning of the operative provisions of this Agreement. Where a statement contained in this Agreement is said to be to the "knowledge" of a designated party or parties, such expression means and is limited to the actual knowledge of management employees of the designated party or parties.

       11.9 Severability.  In case any one or more of the provisions of this
            ------------
Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this

                                 CONFIDENTIAL
                         COMPUTER SCIENCES CORPORATION

Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

       11.10 Further Assurances.  Subject to the terms and conditions of this
             ------------------
Agreement, each of the parties hereto shall use all reasonable efforts to cause the transactions contemplated hereby to occur with all reasonable dispatch, and no party shall undertake any course of action inconsistent with such intended result.

       11.11 Choice of Law.  This Agreement shall be construed and enforced in
             -------------
accordance with and governed by the laws of the State of California.

       11.12 Entire Agreement.  This Agreement supersedes all prior agreements
             ----------------
and understandings relating to the subject matter hereof. This Agreement constitutes the entire agreement between the parties, and there are no other agreements or commitments except as set forth herein.

       11.13 Counterparts.  This Agreement may be executed simultaneously in
             ------------
several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       11.14 Time.  Time shall be of the essence in this Agreement.
             ----

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              ALYSIS TECHNOLOGIES, INC.


                              By /s/ David R. Bankhead
                                 ---------------------------
                                 Name:
                                 Title:


                              COMPUTER SCIENCES CORPORATION


                              By ___________________________
                                 Name:
                                 Title:

                                 CONFIDENTIAL
                         COMPUTER SCIENCES CORPORATION

Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

       11.10 Further Assurances.  Subject to the terms and conditions of this
             ------------------
Agreement, each of the parties hereto shall use all reasonable efforts to cause the transactions contemplated hereby to occur with all reasonable dispatch, and no party shall undertake any course of action inconsistent with such intended result.

       11.11 Choice of Law.  This Agreement shall be construed and enforced in
             -------------
accordance with and governed by the laws of the State of California.

       11.12 Entire Agreement.  This Agreement supersedes all prior agreements
             ----------------
and understandings relating to the subject matter hereof. This Agreement constitutes the entire agreement between the parties, and there are no other agreements or commitments except as set forth herein.

       11.13 Counterparts.  This Agreement may be executed simultaneously in
             ------------
several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       11.14 Time.  Time shall be of the essence in this Agreement.
             ----

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              ALYSIS TECHNOLOGIES, INC.


                              By /s/ David R. Bankhead
                                 -------------------------
                                 Name:  David R. Bankhead
                                 Title: Vice President and CFO


                              COMPUTER SCIENCES CORPORATION


                              By /s/ Paul T. Tucker
                                 -------------------------
                                 Name: Paul T. Tucker
                                 Title: Vice President, Corporate Development


                                 CONFIDENTIAL
                         COMPUTER SCIENCES CORPORATION

                               LIST OF SCHEDULES

     The following is a list of Schedules attached hereto and made a part hereof. The titles of the Schedules are for reference convenience only and the specific provision of the Agreement should be reviewed to determine the proper contents of such Schedules.

-------------------------------------------------------------------------------
    Schedule Number                  Schedule Title
-------------------------------------------------------------------------------
Schedule 1.1(lll)         WorkVision Software License
-------------------------------------------------------------------------------
Schedule 2.2(b)           Owned Software
-------------------------------------------------------------------------------
Schedule 2.2(c)           Acquired Patents, Copyrights and Trademarks
-------------------------------------------------------------------------------
Schedule 2.2(d)           Acquired Trade Secrets
-------------------------------------------------------------------------------
Schedule 2.2(e)           Seller's Other Intellectual Property
-------------------------------------------------------------------------------
Schedule 2.2(f)           Contracts
-------------------------------------------------------------------------------
Schedule 2.2(f)(i)        Owned Tangible Personal Property Leases
-------------------------------------------------------------------------------
Schedule 2.2(f)(ii)       Third Party Tangible Personal Property Leases
-------------------------------------------------------------------------------
Schedule 2.2(f)(iii)      Owned Software Licenses
-------------------------------------------------------------------------------
Schedule 2.2(f)(iv)       Third Party Software Licenses
-------------------------------------------------------------------------------
Schedule 2.2(f)(v)        Patent and Copyright Licenses
-------------------------------------------------------------------------------
Schedule 2.2(f)(vi)       Other Intellectual Property Licenses
-------------------------------------------------------------------------------
Schedule 2.2(f)(vii)      Customer Agreements
-------------------------------------------------------------------------------
Schedule 2.2(f)(viii)     Third Party Service Agreements
-------------------------------------------------------------------------------
Schedule 2.2(f)(ix)       Real Property Leases
-------------------------------------------------------------------------------
Schedule 2.2(f)(x)        Other Agreements
-------------------------------------------------------------------------------
Schedule 2.2(g)           Contract Proposals
-------------------------------------------------------------------------------
Schedule 2.3              Shared Assets
-------------------------------------------------------------------------------
Schedule 2.6              Allocation of Purchase Price
-------------------------------------------------------------------------------
Schedule 3.2(a)(i)        CheckVision Business Balance Sheet
-------------------------------------------------------------------------------
Schedule 3.2(a)(ii)       CheckVision Business Adjusted Balance Sheet
-------------------------------------------------------------------------------
Schedule 3.2(c)           Specified Changes
-------------------------------------------------------------------------------
Schedule 3.2(d)           Exceptions to Tax Returns and Audits
-------------------------------------------------------------------------------
Schedule 3.2(e)           Owned Tangible Personal Property
-------------------------------------------------------------------------------
Schedule 3.2(f)           Accounts Receivable as of June 30, 2000, Aged
-------------------------------------------------------------------------------
Schedule 3.2(g)           Intellectual Property Exceptions
-------------------------------------------------------------------------------
Schedule 3.2(i)           Acquired Assets Title Exceptions
-------------------------------------------------------------------------------
Schedule 3.2(k)           Current List of Customers and Suppliers with Sales and
                          Purchases During Last Fiscal Year
-------------------------------------------------------------------------------
Schedule 3.2(l)           Agreements, Plans and Arrangements Relating to
                          Acquired CheckVision Business Employees
-------------------------------------------------------------------------------
Schedule 3.2(m)           Contract Exceptions
-------------------------------------------------------------------------------
Schedule 3.2(o)           Actions
-------------------------------------------------------------------------------
Schedule 3.2(p)           Interest In Other Companies
-------------------------------------------------------------------------------
Schedule 3.2(q)           Bank Accounts
-------------------------------------------------------------------------------


                                 CONFIDENTIAL
                         COMPUTER SCIENCES CORPORATION

-------------------------------------------------------------------------------
Schedule 3.2(r)           Environmental Matters
-------------------------------------------------------------------------------
Schedule 3.2(s)           Insurance Policies
-------------------------------------------------------------------------------
Schedule 3.2(t)           Powers of Attorney
-------------------------------------------------------------------------------
Schedule 3.2(u)           Government Licenses
-------------------------------------------------------------------------------
Schedule 3.2(w)           Infrastructure
-------------------------------------------------------------------------------
Schedule 4.5              Required Consents
-------------------------------------------------------------------------------
Schedule 5.6              Retention Plan
-------------------------------------------------------------------------------
Schedule 9.1(a)           Employee Offerees
-------------------------------------------------------------------------------


                                 CONFIDENTIAL
                         COMPUTER SCIENCES CORPORATION

                                   SCHEDULES

                               Schedule 1.1(lll)
                       WorkVision Software License Terms


The license granted to Buyer to the WorkVision software shall be a source and object code license together with all relevant documentation on whatever media. The license shall be perpetual, irrevocable and transferrable in connection with the sale by Buyer of a material part of the CheckVision business. Buyer may modify the WorkVision software and prepare derivative works of such software. Such modifications and derivative works shall be the exclusive property of Buyer. Except as described in this Schedule, the license granted hereunder shall be unrestricted.

                                Schedule 2.2(b)
                                Owned Software



The following software, exclusive of the third party software listed on Schedule 2.2(f)(iv) is owned by Seller.


               CheckVision

               REP

               RemitVision

               WorkVision/1/


______________________________

/1/ Only the license in Section 1.1(lll) is being sold under this Agreement.

                                Schedule 2.2(c)
                  Acquired Patents, Copyrights and Trademarks



Trademark CHECKVISION Reg. No. 1,886,558 Registered Mar. 28, 1995

Trademark CHECKVISION INQUIRY Reg. No. 2,056,149 Registered Apr. 22, 1997

Trademark REMITVISION Reg. No. 2,056,148 Registered Apr. 22, 1997

Trademark WORKVISION Reg. No. 2,091,647 Registered Aug. 26, 1997

Trademark WORKHORSE Reg. No. 2,091,645 Registered Aug. 26, 1997

Trademark WORKSTORE Reg. No. 2,091,646 Registered Aug. 26, 1997

                                Schedule 2.2(d)
                            Acquired Trade Secrets


None other than those included in software listed in Schedule 2.2(b).

                                Schedule 2.2(e)
                     Seller's Other Intellectual Property



None

                                Schedule 2.2(f)
                                   Contracts

                              Schedule 2.2(f)(i)
                    Owned Tangible Personal Property Leases


Seller does not own personal property that it has leased to any third party.

                              Schedule 2.2(f)(ii)
                 Third Party Tangible Personal Property Leases

                             Fixed Assets - Leased

------------------------------------------------------------------------------------------------------------------------------------
      DESCRIPTION               SERIAL NUMBER         LOCATION                       ROOM#  Lease #   CV  Monthly Cost  Expires
------------------------------------------------------------------------------------------------------------------------------------
                                1199903-0001LT        BLODGETT-HOME-OUTSIDE           HOME    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1196493-0007DT        CHAMPANERI                     505.1    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1199903-0008LT        CHARLES                        510.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1199902-0001          EMTY CUBE                      520.1    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L1104825          ENGAN-VIKRAM                   514.8    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8217L1101138          ENGAN-VIKRAM                   514.8    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1196493-0004          ENGAN-VIKRAM                   514.8    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1196493-0005          ENGAN-VIKRAM                   514.8    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1191933-0010          ENGAN-VIKRAM                   514.8    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1199902-0003          FORDE                          503.4    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8087L1102413          GLIMME                         532.2    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1191933-0004          GLIMME                         532.2    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L1104001          HUANG, P.                      519.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1191933-0008DT        HUANG, P.                      519.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L110399           SEWARD                         514.5    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1196493-0006          SEWARD                         514.5    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L1104828          SRIDHARAN-RASKIN               514.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1199902-0005          SRIDHARAN-RASKIN               514.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                750L1100528           VEMULAPALLI                    536.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L1104006          VEMULAPALLI                    536.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1199902-0002          VEMULAPALLI                    536.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1199902-0004          VEMULAPALLI                    536.3    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                199903-0002LT         WOON                           531.1    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1191933-0002          TAM                            529.1    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L1104002          ZHU                            528.5    20      y
------------------------------------------------------------------------------------------------------------------------------------
                                1196493-0003          ZHU                            528.5    20      y   $2,225.08    April 1, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                1288070-0003LT        CHIOMA                         521.5    30      y
------------------------------------------------------------------------------------------------------------------------------------
                                1288006-0009          KANDULA                        536.5    30      y
------------------------------------------------------------------------------------------------------------------------------------
                                1288070-0001LT        KOFMAN                         118.5    30      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L11048277         SEWARD                         514.5    30      y
------------------------------------------------------------------------------------------------------------------------------------
                                1288006-0006          SEWARD                         514.5    30      y
------------------------------------------------------------------------------------------------------------------------------------
                                8097L1104005          TAM                            532.1    30      y
------------------------------------------------------------------------------------------------------------------------------------
                                1288070-0007LT        TAM                            CARRY    30      y   $  663.49     July 1, 2001
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Note 1: The ????? have a FMV purchase option at the end of the lease
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                              Schedule 2.2(f)(iii)
                            Owned Software Licenses


Seller, in the normal course of its business, licenses its Owned Software to third parties. The licenses acquired under this Agreement are set forth in
Schedule 2.2(f)(vii).

                              Schedule 2.2(f)(iv)
                         Third Party Software Licenses



To the best of Seller's knowledge, the software listed herein are the third party software licenses necessary for use in the development and implementation and support of the Owned Software for the contracts listed in Section 2.2(f)(vii). As agreed, the licenses, to the extent possible, will be transferred to Buyer. Where the license was not transferable, they shall be deemed to be included in the term "Excluded Assets".


Excluded Assets fall into two (2) categories:

1. Customer provided software
2. Software to be procured by Seller (some of which includes freeware)

------------------------------------------------------------------------------------------------------------------
Software - to be transferred from Seller to Buyer
------------------------------------------------------------------------------------------------------------------
Prod                       Application           CV      Manufacturer    Version     Platform       Purpose
------------------------------------------------------------------------------------------------------------------
CV/REP2,3      transfer   ImageGear - Java      4,5      AccuSoft        6.0         Win 31/95      Imaging
CV             transfer   ImageGear - OCX       6,7      AccuSoft        98          Win 95/NT      Imaging
CV I           transfer   Acrobat               4,5,6,7  Adobe           *           Win X          Documentation
CV I           transfer   FrameMaker            *        Adobe           3.1.X       UNIX           Documentation
CV/REP2,3/WV   transfer   FrameMaker            *        Adobe           5.5.6       NT             Documentation
CV I           transfer   RoboHelp              4,5,6,7  Blue Sky        *           Win X          Documentation
REP 2.0/WV     transfer   Chameleon NFS/X 6.0            Chameleon       6.0         Win 31/95/98   Networking
CV I           transfer   Cset++                4,5,6    IBM             2.1         OS/2           Compiler
CV I           transfer   IOCA/ABIC Lib         4,5,6,7  IBM             *           PC             Conversion
CV             transfer   OS/2 Warp             4,5,6    IBM             4.0         OS/2           7780
REP 2.0/WV     transfer   C-ISAM                         Informix        5.0.1       Solaris        DBMS
CV             transfer   InstallShield         4,5      InstallShield   5.0         Win 31/95      Deploy
REP 3.0        transfer   InstallShield                  InstallShield   5.1         Win 95/98/NT   Deploy
CV             transfer   InstallShield         6,7      InstallShield   5.5 Pro     Win NT         Deploy
CV I           transfer   InstallShield Java    7        InstallShield   3.0         Win NT         Deploy
REP 2.0        transfer   Java Developer Kit             JavaSoft        1.1.5       Any            Compile/Run
REP 3.0        transfer   Java Developer Kit             JavaSoft        1.1.7A      Any            Compile/Run
CV             transfer   Java Developer Kit    6,7      JavaSoft        1.2.2_005   Any            Compile/Run
REP 2.0        transfer   Kofax 2.0 Gold  Image          Kofax           2.0         Win 31/95/98   Imaging
                          Controls
REP 3.0        transfer   Kofax 2.0 Gold  Image          Kofax           2.00.18     Win 95/98/NT   Imaging
                          Controls
REP 2.0/WV     transfer   Access                         Microsoft       2.0         Win 31/95/98   Database
CV I           transfer   Access                5,6,7    Microsoft                   Win 95/NT      Database
CV             transfer   C                     4,5,6    Microsoft       *           OS/2           Compiler
CV I           transfer   FrontPage             6,7      Microsoft       *           Win 95/NT      Documentation
WV             transfer   MSDN                           Microsoft                   Win 95/NT/98   Code development
REP 2.0 / WV   transfer   ODBC                           Microsoft       2.0         Win 31         DB connection
CV/REP/WV      transfer   Office Suite                   Microsoft       Pro         Win NT         Software
CV/REP/WV      transfer   Project                        Microsoft       Pro         Win NT         Software
REP 2.0/3.0/WV transfer   VC++                           Microsoft       5.0/60      Win 95/NT/98   Compile/debug
CV/REP 2.0/WV  transfer   Visual Basic          6,7      Microsoft       6.0         Win NT         Compiler
CV             transfer   Visual C++            4,5      Microsoft       1.52        Win 31/95      Compiler
CV             transfer   Visual C++            6,7      Microsoft       5.0         Win 95/NT      Compiler
REP 2.0/3.0    transfer   Visual Source Safe             Microsoft       5.0         Win NT         Repository
CV             transfer   Visual Source Safe    6,7      Microsoft       6.0         Win NT         Repository
CV             transfer   Visual Studio         7        Microsoft       6.0         Win 95/NT      Compile/debug
CV             transfer   Visual Studio         6,7      Microsoft       97          Win 95/NT      Compile/debug
CV I           transfer   Windows               *        Microsoft       *           Win X          O/S
REP 2.0/3      transfer   Windows 95/98                  Microsoft       95/98       Windows 95/98  O/S
REP 2.0/WV     transfer   Windows for                    Microsoft       3.11        Win 31         O/S
                          WorkGroups
REP2/REP3/WV   transfer   Windwos NT                     Microsoft       4.0         Windows NT     O/S
REP 2.0        transfer   IIS Personal Web               Mocrosoft       4.0         Win NT         Web access
                          Sever
WV             transfer   Purify                         National        4.0.1       Unix
REP 2.0        transfer   7731 Dlls                      NCR             1.0         Win 31         Imaging
REP 3.0        transfer   7731 Dlls                      NCR                         Win 95/98/NT   Imaging
CV             transfer   EIPS                  4,5,6    NCR             1.11        OS/2           7780
CV             transfer   MP-RAS                *        NCR             4.0.3       NCR            O/S
CV             transfer   iPlanet               7        Netscape        4.0sp3/sp4  Solaris        Web server
CV I           transfer   ServletExec           7        New Atlanta     2.2         Solaris        Web Server
CV I           transfer   NetManage SDK         4,5      Novell          4.0         Win 31/95      Networking
CV I           transfer   NetManage SDK         5,6,7    Novell          5.0         Win 95/NT      Networking
REP 2.0/WV     transfer   Bounds Checker                 NuMega          5.0         Win 31/95/98
CV/REP2/WV     transfer   Motif                          OFS             1.2.4       UNIX           GUI
CV/REP2/WV     transfer   X-windows                      OFS             X11R5       UNIX           GUI
CV             transfer   LibFTP                *        Oleg Orel       1.0         UNIX           File Transdfer
CV D           transfer   Oracle Maintenance    4,5,6,7  Oracle          *           UNIX           Maintenance
CV             transfer   Aspect                4        Procomm         2,3,4,5     Win 31/95      Modem
CV             transfer   Purify                6,7      Pure Software   *           Solaris        Debugger
CV             transfer   Purify                6,7      Pure Software   6.0         Win NT         Debugger
CV             transfer   WinZip                6,7      Pure Software   6.3 sr1     Win 95/NT      Compressor
CV / REP2      transfer   PerfectImage          4,5,6,7  Rimage          1.1J        UNIX           CDROM label
CV I           transfer   Class Library         6,7      Rogue Wave      *           UNIX           Archive
REP 2.0/WV     transfer   Tools.h++                      Rogue Wave      6.1         Solaris        C++ library
CV             transfer   LibTIFF               *        Sam Leffler,    3.4beta035  UNIX           Imaging
                                                          SGI
CV/REP2,3          Runtime support
CV                 Runtime support for Inquiry 7.0, APP 1.0, EIP 1.0
CV I               Alysis Seats. Creates Manuals in PDF
CV I               Alysis seats. Used to write and deploy Internet Inquiry; we should upgrade
CV/REP2,3/WV       Used to write & deploy CV manuals
CV I               Alysis Seats.Creates Help files
REP 2.0/WV         Develop/runtime support for PC workstations
CV I               Alysis seats. Obsolete, no longer available.
CV I               Alysis Site, Customer Seats
CV
REP 2.0/WV
CV                 Use this to deploy PC appson Win95
REP 3.0            Application Deployment
CV                 Use this to deploy PC apps on Windows NT
CV I               Use this to deploy the Internet Inquiry 7.1 Application (phase2)
REP 2.0            Java code development
REP 3.0            Java code development
CV                 Used to develop Java code
REP 2.0            Develop/runtime support for PC workstations Controls
REP 3.0            Develop/runtime support for PC workstations
REP 2.0/WV         WV configuation database
CV I               Alysis seats, customer seats.  Runtime support for APP 1.0
CV                 Obsolete, no longer available.
CV I               Alysis Seats.  Creates Help files
WV
REP 2.0 / WV
CV/REP/WV          Per transferred PC (Word, Excel, Powerpoint)
CV/REP/WV          5 licenses for project management
REP 2.0/3.0/WV     Windows code development
CV/REP 2.0/WV      Used to create Inquiry 7.0, APP 1.0, EIP 7.0
CV                 Used to create Inquiry4.x/5.x, PosPay 1.x,
CV                 Used to create Inquiry 7.0, APP 1.0, EIP 7.0
REP 2.0/3.0        Source code management
CV                 Used to store source and for version control in PC environment
CV                 Used to create Inquiry 7.0, APP 1.0, EIP 7.0
CV                 Used to create Inquiry 7.0, APP 1.0, EIP 7.0
CV I               Alysis seats, customer seats.
REP 2.0/3          with Y2K patch
REP 2.0/WV         with Y2K patch
REP2/REP3/WV       with service pack 5
REP 2.0
WV                 Code development
REP 2.0            Develop/runtime support for PC workstations
REP 3.0            Develop/runtime support for PC workstations
CV                 Obsolete, must be upgraded by NCR to v3
CV                 Runs CheckVision on NCR servers
CV                 Used to manage Web sessions on the Web server hosts
CV I               Alysis seats, customer seats. Used to run servlets on the Web Server hosts
CV I               Develop/runtime support for Inquiry 4.x, 5.x,
CV I               Develop/runtime support for Inquiry 7.0, APP
REP 2.0/WV         Code development
CV/REP2/WV
CV/REP2/WV         We have a developer license for this at Alysis
CV                 Freeware
CV D               Alysis has a Maintenance Agreement
CV                 Runtime LAN/ISDN support for PosPay 1.x
CV                 Used to cleanup code
CV                 Used to cleanup code
CV                 Used to package code
CV / REP2          May be bundled in with MakeDisc
CV I               Alysis seats, customer seats.
REP 2.0/WV         C++ fundation classes / Embeded in the FileStore
CV                 Freeware

CV I       transfer  Crystal report        6,7      Seagate         *           UNIX           Archive
CV I       transfer  ACSLS                 6,7      StorageTek      *           UNIX           Archive
CV I       transfer  ASM                   6,7      StorageTek      *           UNIX           Archive
REP 3.0    transfer  Java Web Sever                 Sun             1.1         Unix           Web access
REP 2.0    transfer  Solaris                        Sun             2.5.1       UNIX           O/S
WV         transfer  Solaris               4,5      Sun             2.5.1/2.6/2.UNIX           O/S
CV         transfer  Solaris               6,7      Sun             2.6, 2.7    UNIX           O/S
CV D       transfer  Sun Maintenance       4,5,6,7  SunSoft         *           UNIX           Maintenance
REP 3.0    transfer  First Impression               Sybase          5.x         Win 95/98/NT   Imaging
REP 2.0    transfer  Formula One                    Sybase          5.x         Win 31/95/98   Imaging
REP 3.0    transfer  Formula One                    Sybase          5.x         Win 95/98/NT   Imaging
REP 2.0    transfer  Sybase                         Sybase          11.0.2      Solaris        RDBMS
REP 2.0    transfer  Sybase for Windows             Sybase          10.0        Win 31/95/98
REP 2.0    transfer  Sybase for Windows 95          Sybase          95          Win 31/95/98
REP 2.0    transfer  Sybase system 10 ODBC          Sybase                      Win 31/95/98
REP 3.0    transfer  Visual Cafe                    Symantec        2.5         Win 95/98/NT   Compile/debug
CV I       transfer  Visual Cafe Pro       7        Symantec        3.0c        Win NT         Compile/debug
CV D       transfer  mySQL                 7        TcX DataKonsult 3.22.32     UNIX           RDBMS
CV         transfer  LibJPEG               *        Tom Lane, IJG   6a          UNIX           Imaging
REP 3.0    transfer  VisiBroker                     VisiGenic       3.2         Win 95/98/NT   Middlewire
REP 2.0    transfer  Visual Developers Suite Deal   Visual Tools    95          Win 31/95/98   Imaging
CV I       transfer  MakeDisc              4,5,6,7  Young Minds     1.20B       UNIX           CDROM runtime
CV I       transfer  InstallAnywhere       7                        Enterprise  Win NT         Deploy
CV I       transfer  InstallShield         4,5                      5.0         Win 31/95      Deploy
CV I       transfer  InstallShield         6,7                      5.5 Pro     Win NT         Deploy
CV D       transfer  X-windows                                      X11R5       UNIX           Graphics

CV I        Alysis seats, customer seats.
CV I        Alysis seats, customer seats.
CV I        Alysis seats, customer seats.
REP 3.0
REP 2.0     Runs REP 2.0 Server
WV          Runs WV Server / Runs CheckVision
CV          Runs CheckVision
CV D        Alysis has a Maintenance Agreement
REP 3.0     Develop/runtime support for PC workstations
REP 2.0     Develop/runtime support for PC workstations
REP 3.0     Develop/runtime support for PC workstations
REP 2.0
REP 2.0     Dabase connection
REP 2.0     Dabase connection
REP 2.0     Dabase connection
REP 3.0     Code development
CV I        Alysis seats. Used to create Java programs (Internet Inquiry, SecurityWS, etc)
CV D        Alysis site, customer seats. Used for the authentication database; we owe them a license fee
CV          Freeware
REP 3.0     Code development
REP 2.0     Develop/runtime support for PC workstations
CV I        Alysis seats.
CV I        Alysis seats. Use this to deploy the Internet Inquiry 7.1 Application (phase2)
CV I        Alysis seats. Use this to deploy PC apps on Win95
CV I        Alysis seats. Use this to deploy PC apps on Windows NT
CV D        We have a developer license for this at Alysis

------------------------------------------------------------------------------------------------------------------------------------
Software - to be transferred from Seller to Buyer
------------------------------------------------------------------------------------------------------------------------------------
Prod                 Application          CV      Manufacturer    Version     Platform    Purpose
---------------------------------------------------------------------------------------------------------
CV        customer  ImageGear Java        7       AccuSoft         <custom>   Any         Imaging
CV        customer  FrameMaker            *       Adobe            3.1.X      UNIX        Documentation


CV        customer  NFS X-Windows         4       Chameleon        *                      X emulation
CV        customer  CommLib               4,5     GreenLeaf        4.0        Win 31/95   Modem
CV        customer  LibXPM                *       Groupe Bull      *          UNIX        GUI
CV        customer  eXceed Server         5,6     Hummingbird      *                      X emulation
CV        customer  Cset++                4,5,6   IBM              2.1        OS/2        Compiler
CV        customer  OS/2                  4,5,6   IBM              2.1        OS/2        7780
CV        customer  C-ISAM                4,5     Informix         6.0        Solaris     DBMS


CV        customer  C-ISAM                4,5     Informix         6.0        NCR         DBMS


CV        customer  Java Plugin           7       JavaSoft         1.2.2_005  Any         Runtime
CV        customer  Java Runtime Engine   7       JavaSoft         1.2.2_001R Solaris     Runtime
CV        customer  Access                5,6,7   Microsoft                   Win 95/NT   Database
CV        customer  Formula One           5,6,7   Microsoft                   Win 95/NT   Imaging
CV        customer  Internet Explorer     7       Microsoft        5.0        Win 95/NT   Web browser


CV        customer  Navigator             7       Netscape         4.73       Win 95/NT   Web browser


CV        customer  ServletExec           7       New Atlanta      2.2        Solaris     Web Server
CV        customer  Visual Cafe Pro       7       Symantec         3.0c       Win NT      Compile/debug

CV        customer  mySQL                 7       TcX DataKonsult  3.22.32    UNIX        RDBMS

CV        customer  CIE                   *       Unisys           *
CV        customer  IIPS                  *       Unisys           *
CV        customer  SVR4                  *       Unisys           4.2        Unisys      O/S
CV        customer  Digital Certificate   7       Verisign         Class 1    Any         HTTPS runtime

CV/REP 2  customer  MakeDisc              4,5,6,7 Young Minds      1.20B      UNIX        CDROM runtime

-------------------------------------------------------------------------------
Software - to be transferred from Seller to Buyer
-------------------------------------------------------------------------------
Prod       Notes
--------------------------------------
CV         Runtime support for Internet Inquiry 7.1
CV         Used to write and deploy Internet Inquiry; we should
           upgrade

CV         Allows PCs to run UNIX client apps.
CV         Runtime support for dialup modems
CV         Freeware
CV         Allows PCs to run UNIX client apps.
CV         Obsolete, no longer available.
CV         Obsolete, no longer available.
CV         We have a developer license; ongoing licensing may be an
           issue

CV We have a developer license; ongoing licensing may be an issue

CV         Used on the Internet Inquiry client PC
CV         Used to run servlets on the Web Server hosts
CV         Runtime support for APP 1.0
CV         Runtime ActiveX support for APP 1.0
CV         Runs the Internet Inquiry Applet (we support 4.0sp2 thru
           5.0)

CV         Runs the Internet Inquiry Applet (we support 4.05 thru
           4.73)

CV         Used to run servlets on the Web Server hosts
CV         Used to create Java programs (Internet Inquiry,
           SecurityWS, etc)
CV         Used for the authentication database; we owe them a
           license fee
CV         I'm not sure we have any external 3P software here
CV         I'm not sure we have any external 3P software here
CV         Runs CheckVision on Unisys servers
CV         purchased per webserver
CV/REP 2

------------------------------------------------------------------------------------------------------------------------------------
Software - buyer must procure
------------------------------------------------------------------------------------------------------------------------------------
Prod                           Application                CV       Manufacturer Version    Platform   Purpose
------------------------------------------------------------------------------------------------------------------------------------
CV              procure        cvs, rcs                   *        * (GNU)      *          UNIX       Repository
CV              procure        kermit                     *        * (GNU)      *          UNIX       Support
CV              procure        od, sort, tail, tar, tcsh  *        * (GNU)      *          UNIX       Utilities

CV              procure        OnNet PC/TCP               4        * (GNU)      *          Win 31/95  Networking
CV D            procure        ImageGear Java             7        AccuSoft     <custom>   Any        Imaging

REP 2.0/WV      procure        bison                               GNU          1.24       UNIX       Tool
CV              procure        emacs                      *        Gnu          *          UNIX       Editing
WV              procure        emacs                               GNU          20.2.1     UNIX       Tool
REP 2.0         procure        flex                                GNU          2.5.2      UNIX       Tool
WV              procure        flex                                GNU          2.5.2      UNIX       Tool
CV/REP2/WV      procure        gcc/g++                    *        Gnu          2.7.2.1    UNIX       Compile/debug
REP2/WV/CV      procure        gdb, nm                             GNU          4.18       UNIX       Debugger
CV              procure        GhostScript                *        Gnu          2.6.2      UNIX       Translation
CV              procure        gzip/gunzip                *        Gnu                     UNIX       Compression
CV              procure        ident, strings, grep,               GNU
CV              procure        make, flex, install        *        Gnu          *          UNIX       Distribution
CV              procure        perl                       *        Gnu          5.005_003  UNIX       Scripting
CV D            procure        C-ISAM                     4,5      Informix     6.0        NCR        DBMS

CV D            procure        Java Maintenance           4,5,6,7  JavaSoft     *          *          Maintenance
CV              procure        Oracle                     6        Oracle       7.3.4      Solaris    RDBMS
CV              procure        Oracle                     7        Oracle       8.0.5      Solaris    RDBMS
REP 3.0         procure        Oracle                              Oracle       8.04       Solaris    RDBMS
CV D            procure        Digital Certificate        7        Verisign     Class 1    Any        HTTPS runtime


Remit           procure        ImageGear STD and DLL               AccuSoft     98b        Win NT     Imaging
Remit           procure        VBX 16 image format                 AccuSoft     6.0        Win 3.1    Imaging
                               library

Remit           procure        True DB Grid Pro for VB             Apex                    Win NT     software
                               6.0

Remit           procure        Cset++                              IBM          2.1        OS/2       Compiler
Remit           procure        OS/2 Warp                           IBM          3.0        OS/2                   7780
Remit           procure        TCP/IP NFS kit                      IBM          2.0        OS/2                   7780
Remit           procure        C-ISAM                              Informix     5.02UC1    NCR        DBMS
Remit           procure        Kofax Image Version                 Kofax        2.00.18    Win 3.1    Imaging
Remit           procure        Kofax ImageControl 3 Gold           Kofax                   Win NT     Imaging
Remit           procure        Mabry                               Mabry        2.0        Win 3.1    software
Remit           procure        FTP/X ActiveX Control               Mabry                   Win NT     software
Remit           procure        Ini File Manager Customer Control   Mabry                   Win NT     software
Remit           procure        C                                   Microsoft    6.0        OS/2       Compiler
Remit           procure        Formula One                         Microsoft    4.1        Win 3.1    software
Remit           procure        Visual Basic                        Microsoft    6.0        Win NT     software
Remit           procure        Visual Basic                        Microsoft    4          Win 3.1    Compiler
Remit           procure        Visual C++                          Microsoft    1.52c      Win 3.1    Compiler
Remit           procure        Visual C++                          Microsoft    6.0        Win NT     software
Remit           procure        Windows                             Microsoft    3.1, 3.11  Win        O/S
Remit           procure        QuickStrokes                        Mitek        2.5.3      Win NT     software
Remit           procure        QuickStrokes                        Mitek        2.5.1      OS/2       software
Remit           procure        MKS Toolkit                         Mortice Kern 5.2        Win NT     software
Remit           procure        IPS                                 NCR                     OS/2                   7780
Remit           procure        MP-RAS                              NCR          3.02       NCR        O/S
Remit           procure        WiseIP                              NCR          1.1        Win NT     O/S
Remit           procure                                            NetManage               Win 3.1    Networking
Remit           procure        Chameleon UNIXLink                  NetManage    98         Win NT     Networking
Remit           procure        Oracle                              Oracle       7.3.4      NCR        RDBMS
Remit           procure        Oracle client                       Oracle       7.3.4      Win NT     RDBMS
Remit           procure        Tools.h++                           Rogue Wave   6.1        UNIX       Archive
Remit           procure        Calendar Widget                     Sheridan     1.00c      win 3.1    software
Remit           procure        Calendar Widget                     Sheridan     1.x        Win NT     software
Remit           procure        Active Thread                       Sheridan     2.x        Win NT     software
Remit           procure        Objective Grid                      Stingray     7.0        Win NT     software
Remit           procure        TrueGrid Pro                        TrueGrid     2.1c       win 3.1    software
Remit           procure        ActiveX controls                    Videosoft    VSOCX6.0   Win 3.1    software
Remit           procure        ActiveX controls                    Videosoft    VSOCX6.0   Win NT     software
Remit           procure        ActiveX controls                    Visual       5.0        Win NT     software
                                                                   Components

---------------------------------------------------------------------
Software - buyer must procure
---------------------------------------------------------------------
Prod            Notes
-----------------------------
CV
CV
CV              This is not a complete list, but most of it comes
                with UNIX.
CV              Runtime support for MICR/Edit workstation
CV D            Custom Alysis Build.  Runtime support for Internet
                Inquiry 7.1
REP 2.0/WV      Unix code development
CV
WV              Unix code development
REP 2.0         Unix code development
WV              Unix code development
CV/REP2/WV      Used to build code on Unix platforms
REP2/WV/CV      Unix code development
CV              We should upgrade this to 5.X
CV              Used to package code
CV
CV
CV
CV D            Alysis site, customer site; ongoing licensing may
                be an issue
CV D            Alysis has a Maintenance Contract
CV              All versions prior to 8i will soon be obsolete
CV              All versions prior to 8i will soon be obsolete
REP 3.0
CV D            Alysis seats, customer seats. purchased per
                webserver

Remit           RemitVision development
Remit           RemitVision development


Remit           RemitVision development


Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           Runs RemitVision on NCR servers
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development
Remit           RemitVision development

                               Schedule 2.2(f)(v)
                 Acquired Assets Patent and Copyright Licenses


Seller has no patents included in Acquired Assets.
Included in Acquired Assets are any of Seller's common law copyrights in the Owned Software.

                              Schedule 2.2(f)(vi)
                     Other Intellectual Property Licenses


Only third party licenses listed in Schedule 2.2(f)(iv) are being sold under this Agreement.

                              Schedule 2.2(f)(vii)
                              Customer Agreements


This Schedule lists the Purchase Schedules being transferred with the Master Agreements. These Purchase Schedules are a mixture of work that is in progress, work that been completed, or work that has been terminated.

ABN-AMRO
   Master Agreement with ABN AMRO Services Company dated..............................................................   9/30/96
      Purchase Schedule #1 - CheckVision with ABN AMRO Services Company dated.........................................   9/30/96
      Purchase Schedule #2 - CheckVision Maintenance with ABN AMRO Service Company dated..............................   3/14/97
      Purchase Schedule #3 - RemitVision REP with ABN AMRO Services Company dated.....................................   4/29/97
      Purchase Schedule #4 - RemitVision REP Maintenance with ABN AMRO Service Company dated..........................   4/29/97
      Purchase Schedule #7 - CheckVision Software Licenses and Services...............................................   5/29/98

BANK OF CALIFORNIA: Note: Union Bank purchased Bank of California
   Master Agreement with The Bank of California dated.................................................................   11/3/96
      Purchase Schedule #1 - CheckVision with The Bank of California dated............................................  12/15/95
      Purchase Schedule #2 - CheckVision Maintenance with The Bank of California dated................................   3/26/96
      Purchase Schedule #3 - CheckVision Licenses with The Bank of California dated...................................   7/13/96

BANK OF MONTREAL: X-ref. Harris Bank
   Master Agreement with Harris Trust & Savings Bank dated............................................................   9/28/95
      Purchase Schedule #1 - Wholesale Lockbox Imaging System Harris Trust & Savings Bank dated.......................   1/24/96
      Purchase Schedule #2 - Check Imaging System with The Bank of Montreal dated.....................................   1/24/96
      Purchase Schedule #3 - WIDE & CheckVision Enhancements with Harris Trust & Savings Bank dated...................   5/21/96
      Purchase Schedule #4 - Check Imaging Maintenance with The Bank of Montreal dated................................    7/1/96
      Purchase Schedule #5 - Check Imaging Maintenance with The Bank of Montreal dated................................   10/1/96
      Purchase Schedule #6 - CheckVision Enhancements with The Bank of Montreal dated.................................   9/11/96
      Purchase Schedule #7 - CheckVision Enhancements with The Bank of Montreal dated.................................   9/11/96
      Purchase Schedule #8 - WIDE Enhancements with The Bank of Montreal dated........................................   3/19/97
      Purchase Schedule #9 - CheckVision Enhancements with The Bank of Montreal dated.................................   2/27/98
      Purchase Schedule #10 - (SYMCOR) CheckVision Chicago............................................................  12/11/98
      Purchase Schedule #11 - REP Enhancements with The Bank of Montreal dated........................................   3/22/99
      Purchase Schedule #12 - CheckVision CD Output License with The Bank of Montreal dated...........................  11/12/99

BANK OF OKLAHOMA
   Master Agreement with Bank of Oklahoma dated.......................................................................   8/15/97
      Purchase Schedule #1 - CheckVision with Bank of Oklahoma dated..................................................   8/15/97
      Purchase Schedule #2 - CheckVision Maintenance with Bank of Oklahoma dated......................................   8/15/97
      Purchase Schedule #3 - CheckVision Licenses with Bank of Oklahoma dated.........................................  12/18/97

CITIBANK
   Master Agreement with Citibank dated...............................................................................  12/31/97
      Purchase Schedule #1 - CheckVision with Citibank dated..........................................................  12/31/97
      Purchase Schedule #3 - CheckVision Maintenance with Citibank dated..............................................   3/24/98
      Purchase Schedule #4 -  SSB T&M Services with Citibank dated....................................................   3/23/00
      Purchase Schedule #5 -  Additional Viewer Licenses with Citibank dated..........................................   6/15/00

COMERICA
   Master Agreement with Comerica Incorporated dated..................................................................   8/27/96
      Purchase Schedule #1 - CheckVision System with Comerica Incorporated dated......................................   8/30/96

      Purchase Schedule #2 - CheckVision Archive with Comerica Incorporated dated.....................................  12/20/96
      Purchase Schedule #3 - CheckVision Maintenance with Comerica Incorporated dated.................................    5/1/97
      Purchase Schedule #4 - CheckVision CD Output with Comerica Incorporated dated...................................   2/23/99
      Purchase Schedule #5 - CheckVision Services with Comerica Incorporated dated....................................   2/25/99
      Purchase Schedule #6 - Operations and Technical Training with Comerica Incorporated dated.......................  11/23/99

CRESTAR
   Master Agreement with Crestar Financial Corporation dated..........................................................   9/19/96
      Purchase Schedule #3 - CheckVision System with Crestar Financial Corporation dated..............................   9/20/96
      Purchase Schedule #4 - CheckVision Maintenance with Crestar Financial Corporation dated.........................   9/22/96
      Purchase Schedule #5 - CheckVision Test Environment Crestar Financial Corporation dated.........................  11/24/98
      Purchase Schedule #6 - YMI  Upgrade Services with Crestar Financial Corporation dated...........................   5/11/00

EASCORP
   Master Agreement with Eastern Corporate Federal Credit Union dated.................................................   1/14/94
      Purchase Schedule #1 - Eastern Corporate Federal Credit Union dated.............................................   1/14/94
      Purchase Schedule #2 - Eastern Corporate Federal Credit Union dated.............................................   9/12/95
      Purchase Schedule #3 - Eastern Corporate Federal Credit Union dated.............................................   2/12/96

FIRST UNION NATIONAL BANK: purchased QuestPoint/Corestates
   Master Agreement with First Union dated............................................................................   5/31/96
      Purchase Schedule #3 - CheckVision Enhancement Signet with First Union Corporation dated........................  12/31/97

FISERV SOLUTIONS, INC.
   Master Agreement with Fiserv Solutions Incorporated dated..........................................................   8/26/99
      Purchase Schedule #1 - CheckVision Modifications with Fiserv Solutions Incorporated dated.......................   no date
      Purchase Schedule #2 - CheckVision Maintenance with Fiserv Solutions Incorporated dated.........................  12/31/00
      Purchase Schedule #3 - Licenses and Services with Fiserv Solutions Incorporated dated...........................  11/18/99

FLEET SERVICES
   Master Agreement with Shawmut Bank Connecticut dated...............................................................    4/8/95
      Purchase Schedule #1 - WIDE with Shawmut Bank Connecticut dated.................................................   6/29/95
      Purchase Schedule #2 - WIDE Enhancements with Shawmut Bank Connecticut dated....................................   1/17/96
      Purchase Schedule #4 - CheckVision Archive with Shawmut Bank Connecticut dated..................................    8/7/97
      Purchase Schedule #5 - IDEAL Lockbox Maintenance with Shawmut Bank Connecticut dated............................   11/7/97
      Purchase Schedule #7 - CheckVision Maintenance with Fleet Services Corporation dated............................    3/1/97
      Purchase Schedule #8 - CheckVision Archive Services with Fleet Services Corporation dated.......................    8/5/99
      Purchase Schedule #9 - Fixed Price Services for Image Arcivewith Fleet Services Corporation.....................   no date
      Purchase Schedule #10 - CheckVision Archive Security Enhancements with Fleet Boston LLC dated...................   5/22/00

KEY SERVICES
   Maintenance Agreement..............................................................................................  11/27/97

MANUFACTURERS AND TRADERS TRUST
   Master Agreement with Manufacturers and Traders Trust Company dated................................................  10/30/98
      Purchase Schedule #1 - CheckVision Software Licenses and Services with Manufacturers and
       Traders Trust Company dated....................................................................................  10/29/98
      Purchase Schedule #2 - CheckVision Maintenance with Manufacturers and Traders Trust
       Company dated..................................................................................................    8/4/99
      Purchase Schedule #3 - CheckVision Inquiry Enterprise License with Manufacturers and Traders
       Trust Company dated............................................................................................  12/30/99

NATIONAL CITY CORPORATION
   Master Agreement with National City Corporation dated..............................................................    3/5/96
      Purchase Schedule #1 - CheckVision System with National City Corporation dated..................................    3/6/96

      Purchase Schedule #2 - CheckVision Maintenance  with National City Corporation dated.................................................................................................6/28/96 exp unknown
      Purchase Schedule #3 - CheckVision Inquiry with National City Corporation dated.................................    6/3/97
      Purchase Schedule #4 - CheckVision Enhancements with National City Corporation dated............................   9/30/97
      Purchase Schedule #5 - CheckVision Release 5.0 with National City Corporation dated.............................   9/17/98
      Purchase Schedule #6 - CheckVision Inquiry Enterprise License with National City Corporation dated..............   7/26/99

NCR
   Strategic Alliance Agreement with NCR Corporation dated............................................................   6/11/97
       Subcontract Order #1 - Key Services CheckVision with NCR Corporation dated.....................................   5/29/97

THE NORTHERN TRUST COMPANY (Note:  Certain software transferred to Fiserv)
   Master Purchase Agreement with The Northern Trust Company dated....................................................    2/9/95
      Purchase Schedule #1 - CheckVision with The Northern Trust Company dated........................................   9/29/95
      Purchase Schedule #2 - CheckVision Maintenance with The Northern Trust Company dated............................   10/1/95
      Purchase Schedule #4 - CheckVision Upgrade with The Northern Trust Company dated................................  11/25/96
      Purchase Schedule #5 - CheckVision Maintenance with The Northern Trust Company dated............................   10/1/96
      Purchase Schedule #6 - CheckVision Image Statement Software with The Northern Trust
       Company dated..................................................................................................   9/30/97
      Purchase Schedule #7 - REP with The Northern Trust Company dated................................................      3/98
      Purchase Schedule #8 - REP Maintenance with The Northern Trust Company dated....................................   4/27/99
      Purchase Schedule #9 - REP/Watermark Integration with The Northern Trust Company dated..........................   6/22/99

QUESTPOINT: Purchased by First Union National Bank
   Master Agreement with QuestPoint, L.P. dated.......................................................................   5/16/96
      Purchase Schedule #1 - CheckVision with QuestPoint, L.P. dated..................................................   5/17/96
      Purchase Schedule #2 - CheckVision Enhancements with QuestPoint, L.P. dated.....................................   3/31/97
      Purchase Schedule #3 - CheckVision Maintenance with QuestPoint, L.P. dated......................................    6/1/97

SANWA BANK
   Master Agreement with Sanwa Bank California........................................................................   12/8/95
      Purchase Schedule #1 - CheckVision with Sanwa Bank California dated.............................................  12/11/95
      Purchase Schedule #2 - CheckVision Maintenance with Sanwa Bank California dated.................................   7/20/96

SIGNET -  X-ref. UNISYS
      CheckVision Software Licensing Agreement with Signet Banking Corporation dated..................................   3/27/95
      CheckVision Software Maintenance Program Agreement with Signet Banking Corporation dated........................   5/21/96
       Clarification Letter dated.....................................................................................   1/13/97

SOUTHTRUST DATA SERVICES
   Master Agreement with SouthTrust Data Services, Incorporated dated.................................................  11/11/94
       Amended........................................................................................................  11/29/96
      Purchase Schedule #1 - CheckVision with SouthTrust Data Services, Incorporated dated............................  11/11/94
      Purchase Schedule #2 - Image Based Cash Mgmt. Platform with SouthTrust Data Services
       Incorporated dated.............................................................................................   8/23/95
      Purchase Schedule #3 - CheckVision Maintenance with SouthTrust Data Services Incorporated
       dated..........................................................................................................   10/1/95
      Purchase Schedule #4 - CheckVision Maintenance with SouthTrust Data Services Incorporated
       dated..........................................................................................................    4/1/96
      Purchase Schedule #7 - CheckVision Enhancements with SouthTrust Data Services Incorporated
       dated..........................................................................................................    3/4/97
      Purchase Schedule #8 - Addition of CheckVision Components - Archive with SouthTrust
       Corporation....................................................................................................   9/30/97
      Purchase Schedule #9 - CheckVision Maintenance with SouthTrust Corporation dated
      Purchase Schedule #10 - Cyberlink with SouthTrust Corporation dated.............................................  12/30/99
       (excluding WorkOut/(R)/ license portion)

STORAGETEK
   Subcontract Agreement - Huntington Bank CheckVision................................................................   6/23/99
   Change Order with The Huntington National Bank dated...............................................................   1/31/00

SYSTEMATICS FINANCIAL SERVICES
   Master Agreement with Systematics Financial Services Incorporated dated............................................   5/24/94
      Purchase Schedule #1 - CheckVision with Systematics Information Services dated..................................   5/24/94

UMB BANK
   Terms and Conditions...............................................................................................  12/24/92
   Hardware and Software Maintenance Agreement........................................................................   11/1/92
   Master Agreement with UMB Bank dated...............................................................................    5/1/95
      Purchase Schedule #1 - CheckVision (Accts. Reconciliation) with UMB Financial Services Incorporated
       dated..........................................................................................................    9/6/96
      Purchase Schedule #2 - Remote Image Capture (RIC) with UMB Financial Services Incorporated
       dated..........................................................................................................    9/6/96
      Purchase Schedule #3 - CheckVision Kemper Image Transcoding with UMB Financial Services
       Incorporated dated.............................................................................................    9/6/96
      Purchase Schedule #4 - CheckVision Maintenance with UMB Bank dated..............................................   10/1/95
      Purchase Schedule #5 - RIC Maintenance with UMB Bank dated......................................................  12/15/95
      Purchase Schedule #6 - CheckVision Upgrade & Positive Pay.......................................................   unknown
      Purchase Schedule #7 - Y2K with UMB Bank dated..................................................................   3/16/99
      Purchase Schedule #8 - CheckVision Licenses and Services with UMB Bank dated....................................   1/25/99
      Purchase Schedule #9 - CheckVision Upgrade with UMB Bank dated..................................................    9/6/96

UNION BANK OF CALIFORNIA:  Purchased Bank of California
   Master Agreement with Union Bank dated.............................................................................  12/31/95
      Purchase Schedule #1 - CheckVision with Union Bank dated........................................................  12/31/95
      Purchase Schedule #2 - CheckVision Maintenance with Union Bank dated............................................   3/26/96
      Purchase Schedule #3 - T&M Services with Union Bank dated.......................................................   6/13/96
      Purchase Schedule #4 - CheckVision Licensing with Union Bank dated..............................................   7/18/96
      Purchase Schedule #5 - RAID Sorter Services with Union Bank dated...............................................   8/18/96
      Purchase Schedule #6 - CheckVision Oakland with Union Bank dated................................................   9/16/96
      Purchase Schedule #7 - CheckVision Maintenance  with Union Bank dated...........................................    1/7/97
      Purchase Schedule #8 - CheckVision Enhancements with Union Bank dated...........................................   6/30/97
      Purchase Schedule #9 - Transport Licenses with Union Bank dated.................................................  12/31/97
      Purchase Schedule #10 - CheckVision Licenses  with Union Bank dated.............................................   3/30/98
      Purchase Schedule #11 - San Diego Cash Mgmt Services with Union Bank dated......................................   8/20/98

UNION PLANTERS BANK
   Master Agreement with Union Planters Bank dated....................................................................   1/26/99
      Purchase Schedule #1 - CheckVision Software Licenses & Services with Union Planters National
       Bank dated.....................................................................................................   1/26/99
      Purchase Schedule #2 - CheckVision Maintenance with Union Planters Bank dated...................................   1/27/99

UNISYS
   Master Agreement with Unisys Corporation dated.....................................................................   2/20/96
      Purchase Schedule #1 - CheckVision (Bank of the West) with Unisys Corporation dated.............................    6/1/96
      Purchase Schedule #2 - CheckVision Maintenance with Unisys Corporation dated....................................   8/12/96
       Amended........................................................................................................    1/1/97
      Purchase Schedule #3 - CheckVision Enhancements with Unisys Corporation dated...................................   3/20/98

UNISYS/SIGNET
   Subcontract #1 for CheckVision with Unisys Corporation dated.......................................................  10/28/94
      Purchase Schedule #1 - CheckVision Unisys Corporation dated.....................................................  10/28/94
      Change Order #1 and #2 - PC Inquiry Enhancements................................................................   5/31/95
      Purchase Schedule #3 - Remote Image Export......................................................................   unknown
       Change Order #1................................................................................................   unknown
       Change Order #3................................................................................................   6/27/96
   Subcontract #2 for Archive System..................................................................................   3/29/96

WELLS FARGO BANK
   Master Agreement - CheckVision with Wells Fargo Bank dated.........................................................   9/10/93
      Purchase Addendum #1 - CheckVision Demonstration with Wells Fargo Bank dated....................................   9/15/93
      Purchase Addendum #2 - Check Image/Letter System & Maintenance with Wells Fargo Bank dated......................  11/11/93
      Purchase Addendum #3 - CheckVision Inquiry Licenses with Wells Fargo Bank dated.................................  12/29/97

                             Schedule 2.2(f)(viii)
                        Third Party Service Agreements

No service agreements are being sold under this Agreement.

                              Schedule 2.2(f)(ix)
                             Real Property Leases

There are no real property leases being sold under this Agreement.

                              Schedule 2.2(f)(x)
                               Other Agreements


NCR Global Strategic Alliance Agreement

                                Schedule 2.2(g)
                              Contract Proposals

Buyer has the following outstanding proposals:

Fiserv - Chicago (Northern Trust)

Software and services - $1,199,000 (at list price)
Hardware estimate - $1,837,435 (at list price)

This is a CV 7.0 system for Fiserv's Chicago data center. Client has a CV 4.0 system. It will be used to service Northern Trust and other regional banks. Primary competition is from Fiserv's ImageSoft division. Client prefers that we source all hardware.
KeyCorp

Software and services - $606,000 (discounted)
Hardware estimate - $272,340 (at list price)

This is a CV 7.0 system. Client has a CV 4.0 system. It will be used to service cash management customers. While there is no direct competition for this system, the proposal is being carefully scrutinized by the IT organization that is developing an enterprise archive strategy. Client prefers to source hardware themselves. We expect a decision in September.

In addition, Buyer has outstanding budgetary estimates to several customers. The material outstanding budgetary estimates are:

Citibank - Bank Card Extension

Software and services - $800,000

Expansion of existing CV 7.0 system to integrate images of bank card transactions captured from Banctec's remittance systems.

Citibank - ARP CD

Software and services - $260,000

Expansion of existing CV 7.0 system to add ARP CD application.

                                 Schedule 2.3
                               The Shared Assets

There are no assets listed on the CheckVision Balance Sheet that are shared with other Seller departments, business units and the like.

                                 Schedule 2.6
                         Allocation of Purchase Price

     Allocation of the purchase price will be mutually determined by the parties upon finalization of the Closing Balance Sheet.

                              Schedule 3.2(a)(i)
                                 Balance Sheet


                       Alysis Technologies-Check Vision
                           Preliminary Balance Sheet
                              June 2000 ($000's)


                                                               6/30/2000


                    Assets
Cash & Cash Equivalents
AR (Billed & Unbilled)                                             1,301
Prepaid Expenses                                                       9
                                                                 -------
  Total Current Assets                                             1,310

PP&E                                                                  44
                                                                 -------
  Total Assets                                                     1,354
                                                                 =======
         Liabilities & Stockholders Equity
Accounts Payable                                                 $     -
Accrued Payroll                                                      102
Accrued Vacation                                                     213
Other Accrued Liabilities                                            171
Deferred Revenue                                                   1,825
                                                                 -------
Total Liabilities                                                  2,311

                                                                 -------
    Total Stockholders' Equity                                      (957)
                                                                 -------
Total Liabilities & Stockholders' Equity                         $ 1,354
                                                                 =======

                              Schedule 3.2(a)(ii)
                             Adjusted Balance Sheet

                                    Attached

Coastal Balance Sheet (in 000's)                                                                                       Attachment A
------------------------------------------------------------------------------------------------------------------------------------
                                       Part Target                                               CBC Proposed
                                       Provided 7/12              Adjustments                    as of 8/1/00
                                       -------------              -----------                    ------------
Assets
Cash & Cash Equivalents                $         -                    $    -                     $       -
A/R (Billed & Unbilled)                        1,301                     (203) a                        1,098
Prepaid Expenses                                   9                                                        9
                                       -------------                  -------                    ------------
     Total Current Assets                      1,310                     (203)                          1,107

PP&E                                              44                       27  b                           71
                                       -------------                  -------                    ------------
     Total Assets                              1,354                     (176)                          1,176

Liabilities & Stockholders Equity
Accounts Payable                                 -
Accrued Payroll                                 (102)                     102  c                         -
Accrued Bonuses
Accrued Vacation                                (213)                      51  d                         (162)
Other Accrued Liabilities                       (171)                                                    (171)
Deferred Revenue                              (1,825)                      81  e                       (1,744)
                                       -------------                  -------                    ------------
     Total Liabilities                        (2,311)                     234                          (2,077)

                                   NBV $        (957)                      58                            (899)
Allowance per Structure of Transaction                                                                    500
                                                                                                 ------------

                          Adjusted NBV                                                                   (399)
                                                                                                        4,600

            Preliminary Purchase Price                                                                  4,101
Additional Pay-related Costs                                             (116) f                         (116)
                                                                                                 ------------

               Adjustable Price Price:                                                           $      3,985
                                                                                                 ------------
                              Holdback                                                                    500

                  Upfront Cash Pay-Out                                                           $      3,485
                                                                                                 ------------

                                Schedule 3.2(c)
                               Specified Changes

Other than as described in Schedule 5.6, there are no specified changes.

                                Schedule 3.2(d)
                     Exceptions to Tax Returns and Audits

                                     None

                                Schedule 3.2(e)
                       Owned Tangible Personal Property

                                   Attached

-----------------------------------------------------------------------------------------------------------------------------
Alysis Computer Assets that will be transferred to buyer                                        Schedule 3.2 (?)
------------------------------------------------------------------------------------------------------------------------------
Product    PC Name         PC System    Server Name    Server System Other         Other descr. Comment             Book Value
------------------------------------------------------------------------------------------------------------------------------
CV         ?               G2000                                                                Chaz                       500
------------------------------------------------------------------------------------------------------------------------------
CV         ?               G2000                                                                Vikram                     500
------------------------------------------------------------------------------------------------------------------------------
CV         russ1           G2000                                                                Petere                     500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                Java Dev
------------------------------------------------------------------------------------------------------------------------------
CV         sambe           G2000                                                                Koushik                    500
------------------------------------------------------------------------------------------------------------------------------
CV         teddy           G2000                                                                CV Test                    500
------------------------------------------------------------------------------------------------------------------------------
CV         ?               Thinkpad     Laptop                                                  Cunningham                 500
------------------------------------------------------------------------------------------------------------------------------
CV         ia sn 10145     Miracle                                                              Raye 3.1                   500
------------------------------------------------------------------------------------------------------------------------------
CV         iapc16          Miracle                                                              CV Test                    500
------------------------------------------------------------------------------------------------------------------------------
CV         iapc17          Miracle                                                              CV Test                    500
------------------------------------------------------------------------------------------------------------------------------
CV         iapc62          Miracle                                                              Sherri                     500
------------------------------------------------------------------------------------------------------------------------------
CV         mantest1        Miracle                                                              Manny                      500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                zip drive
------------------------------------------------------------------------------------------------------------------------------
CV         mantest2        Miracle                                                              Manny                      500
------------------------------------------------------------------------------------------------------------------------------
CV         smaug           NCR 3400                                                                                        500
------------------------------------------------------------------------------------------------------------------------------
CV         anapc                                                     Anacomp test equipment                                500
------------------------------------------------------------------------------------------------------------------------------
CV         gimli           NCR 3300 OS/2                             with NCR 7780                                         500
------------------------------------------------------------------------------------------------------------------------------
CV         cvscan          ATT 3349 OS2                                                                                    500
------------------------------------------------------------------------------------------------------------------------------
CV         pc01cv                                                                                                          500
------------------------------------------------------------------------------------------------------------------------------
CV         pcnt                                                      with NSM JukeBox CDR 100 XA                           500
------------------------------------------------------------------------------------------------------------------------------
CV         sysrs                                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
CV         iapc77          IBM AIX                                                                                         500
------------------------------------------------------------------------------------------------------------------------------
CV         russ4                                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
CV         russ6                                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
REP        iapc34          Win 3.1                                                                                         500
------------------------------------------------------------------------------------------------------------------------------
REP        Pluto           Win 3.1                                                                                         500
------------------------------------------------------------------------------------------------------------------------------
REP/ WV    frodo           Win 3.1                                                                                         500
------------------------------------------------------------------------------------------------------------------------------
REP/ WV    hula            Win 3.1                                                                                         500
------------------------------------------------------------------------------------------------------------------------------
WV         calypso         Win 3.1                                                                                         500
------------------------------------------------------------------------------------------------------------------------------
WV         funk            Win 3.1                                                                                         500
------------------------------------------------------------------------------------------------------------------------------
REP        Pascale PC      Win 95                                                                                          500
------------------------------------------------------------------------------------------------------------------------------
REP        iapc25          WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
REP        revtest1        WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
REP        revtest2        WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
REP        revtest3        WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
REP        revtest4        WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
REP        Scorpio         WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
REP        indiana4        WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
WV         orc             WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
CV/REP/CV/Wvss             WinNT                                                                                           500
------------------------------------------------------------------------------------------------------------------------------
CV                                    balrog           Sparc 20                                                          2,500
------------------------------------------------------------------------------------------------------------------------------
CV                                    syseast          Sparc 10      with Young Minds MPS 2, Rimage CD PRO               2,500
------------------------------------------------------------------------------------------------------------------------------
CV                                    Archie           Ultra 2       incl. DLT Tape                                      2,984
------------------------------------------------------------------------------------------------------------------------------
CV                                    Ethel            Ultra 10                                                          3,525
------------------------------------------------------------------------------------------------------------------------------
REP                                   Gesysbase        SPARC                                                             2,500
------------------------------------------------------------------------------------------------------------------------------
REP                                   iafs04           SPARC                                                             2,500
------------------------------------------------------------------------------------------------------------------------------
CV                                    iatestcore       E450                                                                  0
------------------------------------------------------------------------------------------------------------------------------
CV                                    iatesthash       Ultra 5                                                           1,617
------------------------------------------------------------------------------------------------------------------------------
CV                                    Jughead          Ultra 2                                                               0
------------------------------------------------------------------------------------------------------------------------------
CV                                    Loadrunner       Ultra 60                                                          5,749
------------------------------------------------------------------------------------------------------------------------------
CV                                    Marvin           E450                                                              9,325
------------------------------------------------------------------------------------------------------------------------------
CV/REP/WV                             masse            Ultra 1                                                             790
------------------------------------------------------------------------------------------------------------------------------
CV                                    Peanut           Ultra 10                                                          2,484
------------------------------------------------------------------------------------------------------------------------------
CV                                    Reggie           Ultra 10                                                          1,667
------------------------------------------------------------------------------------------------------------------------------
CV                                    Srgtsys1         E3000                                                                 0
------------------------------------------------------------------------------------------------------------------------------
CV / WV                               Stortek =        Ultra 10                                                          2,921
------------------------------------------------------------------------------------------------------------------------------
REP                                   tntsrv           UNIX                                                              2,500
------------------------------------------------------------------------------------------------------------------------------
WV                                    toro             Ultra 1                                                             262
------------------------------------------------------------------------------------------------------------------------------
CV                                    U502             Ultra 5                                                           1,617
------------------------------------------------------------------------------------------------------------------------------
CV                                    U503             Ultra 5                                                           1,243
------------------------------------------------------------------------------------------------------------------------------
CV                                    U5S8             Ultra 5                                                           2,500
------------------------------------------------------------------------------------------------------------------------------
CV                                    Websvr           E450                                                              8,450
------------------------------------------------------------------------------------------------------------------------------
CV                                    WS01S8           Ultra 1                                                           2,500
------------------------------------------------------------------------------------------------------------------------------
REP                                                                  Bell & Howell Invoice Scanner                       1,000
------------------------------------------------------------------------------------------------------------------------------

                                      1/2

------------------------------------------------------------------------------------------------------------------------------
REP                                                                  NCR 7731      Check Scanner                         1,000
------------------------------------------------------------------------------------------------------------------------------
REP                                                                  NCR 7731      Scanner for 3.0                       1,000
------------------------------------------------------------------------------------------------------------------------------
CV                                                                   RiMage        CD Writer                             1,000
------------------------------------------------------------------------------------------------------------------------------
CV                                                                   Rimage        CD Label Printer                      1,000
------------------------------------------------------------------------------------------------------------------------------
CV                                                                   RiMage        CD Writer                             1,000
------------------------------------------------------------------------------------------------------------------------------
CV                                                                   Rimage        CD Label Printer                      1,000
------------------------------------------------------------------------------------------------------------------------------
CV / WV                               fs02             Ultra 10                                 transfer data to Alysis  2,500
------------------------------------------------------------------------------------------------------------------------------
CV/REP/WV                                                            US Robotics   56KModems(8) Maintenance support       1,00
------------------------------------------------------------------------------------------------------------------------------
CV/REP/WV                                                            Muliplex      56K Modem(1) Maintenance support        200
------------------------------------------------------------------------------------------------------------------------------
Count/Total             38                        25                            14                                      89,833
------------------------------------------------------------------------------------------------------------------------------
Book Value is accurate if the machine is identified, otherwise estimated
------------------------------------------------------------------------------------------------------------------------------

                                      2/2

                                Schedule 3.2(f)
                 Accounts Receivable as of June 30, 2000 Aged

                                   Attached

RE,901,4.FDATABAS IA - CORPORATION                             DISTRIBUTION YNG-

TUE, JUL 11, 2000,  9:42 AM

                    ACCOUNTS RECEIVABLE DETAILED AGING REPORT
                    =========================================
                        SORTED BY BILL TO CUSTOMER NAME
                                AS OF: 06/30/00
                                BY INVOICE DATE

Maintenance Invoices:

BILL TO NO./              TRAN   TRAN   CIA NO./                                  1-30      31-60     61-90     OVER 90   CUSTOMER
CUST. NAME/ADDRESS        DATE    TY   INVOICE NO      CUSTOMER P.O. NUMBER       DAYS       DAYS      DAYS      DAYS      TOTAL
----------------------  -------- ----- ----------   --------------------------- ---------- ---------  -------- --------  ----------
C.D.S.I. (CITIBANK)
111 SYLVAN AVE.                         CUSTOMER    (EXCLUDES CASH IN ADVANCE
ENGLEWOOD CLIFF, NJ 07      632          TOTALS:      AND UNPOSTED DEBIT MEMOS)   25440.00      0.00      0.00     0.00    25440.00
ATTN:  TOM FLYNN

               4591     01/11/00   IN     105159    SEE REFERENCE BELOW               0.00      0.00      0.00   734.27
                                                                                ---------- ---------  -------- --------  ----------
COMERICA INC.
LIVONIA OPERATIONS CEN TER              CUSTOMER    (EXCLUDES CASH IN ADVANCE
39200 SIX MILE ROAD                      TOTALS:      AND UNPOSTED DEBIT MEMOS)       0.00      0.00      0.00   734.27      734.27
LIVONIA, MI 48152
ATTN:  PAUL BURNS, VP

               4593     06/05/00   IN     105257    SEE REFERENCE BELOW            5156.25      0.00      0.00     0.00
                                                                                ---------- ---------  -------- --------  ----------
CRESTAR FINANCIAL CO
919 EAST MAIN STREET                    CUSTOMER    (EXCLUDES CASH IN ADVANCE
RICHMOND, VA 23219                       TOTALS:      AND UNPOSTED DEBIT MEMOS)    5156.25      0.00      0.00     0.00     5156.25
ATTN: JEFF CRAIN, VP

               4547     03/03/00   IN     105185    #0577797ECB                       0.00      0.00      0.00  7968.75
CSC/TECHNOLOGY MANAG    06/05/00   IN     105258    #0577797ECB                    7968.75      0.00      0.00     0.00
                                                                                ---------- ---------  -------- --------  ----------
P.O. BOX 1728                           CUSTOMER    (EXCLUDES CASH IN ADVANCE
STERLING, VA                   8         TOTALS:      AND UNPOSTED DEBIT MEMOS)    7968.75      0.00      0.00  7968.75    15937.50
20167 172
MAIL CODE 411
(817)762 8060

RE,901,4.FDATABAS IA - CORPORATION                             DISTRIBUTION YNG-

TUE, JUL 11, 2000,  9:42 AM

                    ACCOUNTS RECEIVABLE DETAILED AGING REPORT
                    =========================================
                        SORTED BY BILL TO CUSTOMER NAME
                                AS OF: 06/30/00
                                BY INVOICE DATE

Maintenance Invoices:

BILL TO NO./              TRAN   TRAN   CIA NO./                                  1-30      31-60     61-90     OVER 90   CUSTOMER
CUST. NAME/ADDRESS        DATE    TY   INVOICE NO      CUSTOMER P.O. NUMBER       DAYS       DAYS      DAYS      DAYS      TOTAL
----------------------  -------- ----- ----------   --------------------------- ---------- ---------  -------- --------  ----------
               4501     06/05/00   IN     105261                     60110659      6450.00      0.00      0.00     0.00
                                                                                ---------- ---------  -------- --------  ----------
FIDELITY INVESTMENTS
P.O. BOX 93001                          CUSTOMER    (EXCLUDES CASH IN ADVANCE
BOSTON, MA 02293-0001                    TOTALS:      AND UNPOSTED DEBIT MEMOS)    6450.00      0.00      0.00     0.00     6450.00

               4572     04/26/00   IN     105223    SEE REFERENCE BELOW               0.00      0.00  74938.00     0.00
                                                                                ---------- ---------  -------- --------  ----------
FISERV SOLUTIONS, IN
801 SOUTH CANAL STREET                  CUSTOMER    (EXCLUDES CASH IN ADVANCE
CHICAGO, IL 60607                        TOTALS:      AND UNPOSTED DEBIT MEMOS)       0.00      0.00  74938.00     0.00    74938.00
ATTN: BERT SAXON, VP

               4719     03/16/00   IN     105192    SEE REFERENCE BELOW               0.00      0.00      0.00  6512.00
                                                                                ---------- ---------  -------- --------  ----------
FISERV SOLUTIONS, IN
FISERV NORTHERN TRUST UNIT              CUSTOMER    (EXCLUDES CASH IN ADVANCE
350 NORTH ORLEANS                        TOTALS:      AND UNPOSTED DEBIT MEMOS)       0.00      0.00      0.00  6512.00     6512.00
CHICAGO, IL 60654
ATTN: ED PAKULSKI, VP

               4590     05/18/00   IN     105250    SEE REFERENCE BELOW               0.00 198841.50      0.00     0.00
FLEET SERVICES CORPO
SYSTEMS AND DEVELOPMENT                 CUSTOMER    (EXCLUDES CASH IN ADVANCE
1 CORPORATE CENTER                       TOTALS:      AND UNPOSTED DEBIT MEMOS)       0.00 198841.50      0.00     0.00   198841.50
HARTFORD, CT 06103
ATTN: PAUL MURRAY, M/SCT EH
406 208

               4574     03/03/00   IN     105189    SEE REFERENCE BELOW               0.00      0.00      0.00  7298.58
FLEET TECHNOLOGY SOL    04/06/00   IN     105205    SEE REFERENCE BELOW               0.00      0.00   7298.58     0.00
                        05/03/00   IN     105233    SEE REFERENCE BELOW               0.00   7298.58      0.00     0.00
                        06/06/00   IN     105266    SEE REFERENCE BELOW            7298.58      0.00      0.00     0.00

RE,901,4.FDATABAS IA - CORPORATION                             DISTRIBUTION YNG-

TUE, JUL 11, 2000,  9:42 AM

                    ACCOUNTS RECEIVABLE DETAILED AGING REPORT
                    =========================================
                        SORTED BY BILL TO CUSTOMER NAME
                                AS OF: 06/30/00
                                BY INVOICE DATE

Maintenance Invoices:

BILL TO NO./              TRAN   TRAN   CIA NO./                                  1-30      31-60     61-90     OVER 90   CUSTOMER
CUST. NAME/ADDRESS        DATE    TY   INVOICE NO      CUSTOMER P.O. NUMBER       DAYS       DAYS      DAYS      DAYS      TOTAL
----------------------  -------- ----- ----------   --------------------------- ---------- ---------  -------- --------  ----------
MAIL STOP: CT/OP/X20A                   CUSTOMER    (EXCLUDES CASH IN ADVANCE
1 CORPORATE CENTER                       TOTALS:      AND UNPOSTED DEBIT MEMOS)    7298.58   7298.58   7298.58  7298.58    29194.32
HARDFORD, CT 06103
ATTN: ROBERT MILDEN, VP

               4727     02/28/00   IN     105182                    217846            0.00      0.00      0.00  7612.50
                                                                                ---------- ---------  -------- --------
HUNTINGTON NATIONAL
ACCOUNTS PAYABLE                        CUSTOMER    (EXCLUDES CASH IN ADVANCE
7 EASTON OVAL                            TOTALS:      AND UNPOSTED DEBIT MEMOS)       0.00      0.00      0.00  7612.50     7612.50
COLUMBUS, OH 43219


               4583     06/13/00   IN     105272    00CLCSP4040                    7520.00      0.00      0.00     0.00
LIBRARY OF CONGRESS
                                                                                ---------- ---------  -------- --------
ACCOUNTING DIVISION                 CUSTOMER      (EXCLUDES CASH IN ADVANCE
LOC VOUCHER UNIT FSD                 TOTALS:        AND UNPOSTED DEBIT MEMOS)      7520.00      0.00      0.00     0.00     7520.00
101 INDEPENDENCE AVE E
WASHINGTON, DC 20540-112

               4585     12/27/99   IN     105142  SEE REFERENCE BELOW                 0.00      0.00      0.00 40125.00
NATIONAL CITY CORPOR
770 WEST BROAD ST.                  CUSTOMER      (EXCLUDES CASH IN ADVANCE
COLUMBUS, OH 43251                    TOTALS:       AND UNPOSTED DEBIT MEMOS)         0.00      0.00      0.00 40125.00    40125.00
ATTN: DEBBIE SARTORI

               4600     04/23/99   IN     104830  SEE REFERENCE BELOW                 0.00      0.00      0.00   804.72
NCR CORPORATION         07/27/99   IN     104969  SEE REFERENCE BELOW                 0.00      0.00      0.00  2201.42
                        12/27/99   IN     105143  SEE REFERENCE BELOW                 0.00      0.00      0.00  5721.91
                                                                                ---------- ---------  -------- --------
580 WEBER STREET NORTH              CUSTOMER      (EXCLUDES CASH IN ADVANCE
WATERLOO, ONTARIO N2J4G5             TOTALS:        AND UNPOSTED DEBIT MEMOS)         0.00      0.00      0.00  8728.05     8728.05
CANADA
ATTN: TERESA VETTORETTO

               4567     03/14/00   IN     105191  F810356                             0.00      0.00     0.00  20740.95

                  ACCOUNTS RECEIVABLE DETAIL AGING REPORT
                  ---------------------------------------
                     SORTED BY BILL-TO-CUSTOM ER NAME
                              AN OP 061000010
                              BY INVOICE DATE

BILL-TO NOS          TRAN T RAN CIA NOV                                        1-30         31-60      61-90      OVER 90  CUSTOMER
CUST.NASEAD DRESS   DATE       TY   INVOICE NO    CUSTOMER P.O. NUMBER         DAYS          DAYS       DAYS       DAYS      TOTAL
-------------       ----       --   ----------    --------------------         ----         ------     -----      -------  --------
PRATT & WHITNEY     03/14/00   IN     105191      F810356                        0.00         0.00                   0.00
                    04/06/00   IN     105207      F810356                        0.00      6913.65       0.00        0.00
                    05/03/00   IN     105231      F810356                     6913.65         0.00       0.00        0.00
                    06/05/00   IN     105264      F810356                     -------      -------    -------    --------

UTC SHARED BUSINESS SERVICES        CUSTOMER (EXCLUDES CASH IN ADVANCE
ACCOUNTS PAYABLE 1-24                TOTALS: AND UNPOSTED DEBIT MEMOS)        6913.65      6913.65    6913.65    20740.95   41481.90
P.O. BOX 766
WINDSOR, CT 06095 0766

(407) 796 6927


               4587 04/28/00   IN     105225  DELIVERY ORDER #37276              0.00         0.00   39808.96        0.00
PRC INC.                                                                      -------      -------   --------    --------
1500 PRC DRIVE                      CUSTOMER (EXCLUDES CASH IN ADVANCE
MCLEAN, VA  22102                    TOTALS: AND UNPOSTED DEBIT MEMOS)           0.00         0.00   39808.96        0.00   39808.96
ATTN: ENG EA, M/S 4N2
ACCOUNTS PAYABLE

               4709 12/09/99   IN     105121                  31752              0.00         0.00       0.00     2960.00
PRC INC.                                                                      -------      -------   --------    --------
1500 PRC DRIVE                      CUSTOMER (EXCLUDES CASH IN ADVANCE
MCLEAN, VA 22102                     TOTALS: AND UNPOSTED DEBIT MEMOS)           0.00         0.00       0.00     2960.00    2960.00
ATTN: A/P, M/S 4N2


               4588 06/14/00   IN     105273  SEE REFERENCE BELOW             5173.33         0.00       0.00        0.00
QUESTPOINT                                                                    -------      -------   --------    --------
FC 1 2 10 53                        CUSTOMER (EXCLUDES CASH IN ADVANCE
5TH AND MARKET STREETS               TOTALS: AND UNPOSTED DEBIT MEMOS) 5173.33                0.00       0.00        0.00    5173.33
PHILADELPHIA, PA 19101  7618
ATTN: RUBINA AHMAD

               4579 06/14/00   IN     105274  SEE REFERENCE BELOW             4054.17         0.00       0.00        0.00
SIGNET BANKING CORP.                                                          -------      -------   --------    --------
4340 INNSLAKE DRIVE                 CUSTOMER (EXCLUDES CASH IN ADVANCE
GLENN ALLEN, VA 23060                TOTALS: AND UNPOSTED DEBIT MEMOS)        4054.17         0.00       0.00        0.00    4054.17

                    ACCOUNTS RECEIVABLE DETAIL AGING REPORT
                    ---------------------------------------
                       SORTED BY BILL-TO-CUSTOM ER NAME
                                AN OP 061000010
                                BY INVOICE DATE

BILL-TO NOS          TRAN T RAN CIA NOV                                         1-30       31-60       61-90    OVER 90    CUSTOMER
CUST.NASEAD DRESS   DATE       TY   INVOICE NO    CUSTOMER P.O. NUMBER          DAYS        DAYS        DAYS     DAYS        TOTAL
-------------       ----       --   ----------    --------------------          ----       ------      -----    -------    --------
ATTN: ANTHONY SANTORE


               4569 09/03/99   IN   104998        SEE REFERENCE BELOW             0.00         0.00     0.00   24420.00
SOUTH TRUST CORPORAT05/10/00   IN   105244        SEE REFERENCE BELOW             0.00    100500.00     0.00       0.00
                    06/05/00   IN   105263       #SEE REFERENCE BELOW          4187.50         0.00     0.00       0.00
                                                                               -------    ---------     ----   --------
200 WILDWOOD PARKWAY                     CUSTOMER (EXCLUDES CASH IN ADVANCE
BIRMINGHAM, AL 35206                      TOTALS: AND UNPOSTED DEBIT MEMOS)    4187.50    100500.00     0.00   24420.00   129107.50
ATTN: RANDY GRIFFITH


               4696 02/17/00   IN   105180  CCOL401104                            0.00         0.00     0.00   10460.89
STORAGE TECHNOLOGY C                                                           -------    ---------     ----   --------
125 HALF MILE ROAD, SUITE 200            CUSTOMER (EXCLUDES CASH IN ADVANCE
RED BANK, NJ 07701                        TOTALS: AND UNPOSTED DEBIT MEMOS)       0.00         0.00     0.00   10460.89    10460.89
ATTN: KEN GAHRE


               4558 06/05/00   IN   105265  #F00588C                          12637.50         0.00     0.00       0.00
THE BOEING COMPANY                                                             -------    ---------     ----   --------
ACCOUNTS PAYABLE                         CUSTOMER (EXCLUDES CASH IN ADVANCE
P.O. BOX 66742                            TOTALS: AND UNPOSTED DEBIT MEMOS)   12637.50         0.00     0.00       0.00    12637.50
ST. LOUIS, MO 63166 67      42


               4697 11/19/99   IN   105098  SEE REFERENCE BELOW                   0.00         0.00     0.00  100000.00
                                                                               -------    ---------     ----   --------
UNION PLANTERS BANK,
7130 GOODLETT FARMS PARKWAY              CUSTOMER (EXCLUDES CASH IN ADVANCE
CORDOVA, TN 38018                         TOTALS: AND UNPOSTED DEBIT MEMOS)       0.00         0.00     0.00  100000.00   100000.00
ATTN: GARY JENKINS, S.P.


               4438 12/01/99   IN          105110  SEE REFERENCE BELOW            0.00         0.00     0.00   16650.98

                    ACCOUNTS RECEIVABLE DETAIL AGING REPORT
                    ---------------------------------------
                       SORTED BY BILL-TO-CUSTOM ER NAME
                                AN OP 061000010
                                BY INVOICE DATE

BILL-TO NOS          TRAN T RAN CIA NOV                                     1-30       31-60        61-90      OVER 90     CUSTOMER
CUST.NASEAD DRESS     DATE      TY  INVOICE NO CUSTOMER P.O. NUMBER         DAYS        DAYS         DAYS       DAYS         TOTAL
-------------         ----      --  ---------- --------------------         ----       ------       -----      -------     --------
UNITED TECHNOLOGIES/  02/01/00  IN  105166     SEE REFERENCE BELOW          0.00         0.00         0.00    13985.34
                      03/03/00  IN  105188     SEE REFERENCE BELOW          0.00         0.00         0.00      407.34
                      04/06/00  IN  105203     SEE REFERENCE BELOW          0.00         0.00     13985.34        0.00
                      05/02/00  IN  105228     SEE REFERENCE BELOW          0.00     13985.34         0.00        0.00
                      06/07/00  IN  105269     SEE REFERENCE BELOW      13985.34         0.00         0.00        0.00
                                                                        --------     --------     --------    --------

400 MAIN STREET                     CUSTOMER (EXCLUDES CASH IN ADVANCE
ENGINEERING BLDG. M/S    16505       TOTALS: AND UNPOSTED DEBIT MEMOS)  13985.34     13985.34     13985.34    31043.66      72999.68
EAST HARTFORD, CT. 06      108
ATTN: RICHARD URIAN

(203)565 4959

                                                                     ===========  ===========  =========== ===========   ==========
                             GRAND TOTALS: (EXCLUDES CASH IN ADVANCE
                                           AND UNPOSTED DEBIT MEMOS) $106,785.07  $327,539.07  $142,944.53 $268,604.65   $845,873.32


                                                  Maintenance Total                                                      $601,179.36

------------------------------------------------------------------------------------------------------------------------------------
                                                        ALYSIS TECHNOLOGIES
------------------------------------------------------------------------------------------------------------------------------------
                                                  UNBILLED AR & DEFERRED REVENUE
------------------------------------------------------------------------------------------------------------------------------------
                                                              Jun-00
------------------------------------------------------------------------------------------------------------------------------------

                                           A/C 1331 UNBILLED AR
-----------------------------------------------------------------------------------------------------------
 CLIENT                   PROJECT         BEG. BAL.   MISC ADJ     INVOICE        REVENUE      TOTAL 1331
-----------------------------------------------------------------------------------------------------------

SOUTH TRUST LOAN OPS       70  4645 PC           -                                                      -
SOUTH TRUST T&M            70  4711 PC    9,990.19                                               9,990.19
FIDELITY T&M               70  4713 PC    5,550.00                                               5,550.00
LIBRARY OF CONGRESS        70  4723              -                  (7,520.00)       7,520.00           -
   TOTAL 1331 157000                     15,540.19             -    (7,520.00)       7,520.00   15,540.19

All Wachovia - Settlement  60  4681 PC
ABN AMRO REP T&M           60  4716 PC
   TOTAL 1331 156000                      7,030.00             -            -               -    7,030.00

SOUTHTRUST ARCHIVE         80  4657 PC   64,661.39                                              64,661.39
UNISYS CV                  80  4682 PC           -         16.75                                    16.75
NATIONAL CITY CORP.        80  4687 PC    2,428.00                                               2,428.00
NCR MERCANTILE             80  4688 PC   41,413.49                                              41,413.49
MANUFACTURERS & TRADERS    80  4690 PC   41,749.51                                  (3,191.42)  38,558.09
UMB/FIDELITY Y2K           80  4694 PC    8,309.30                                               8,309.30
STK/HUNTINGTON             80  4696 PC  152,932.34                                  49,901.70  202,834.04
UNION PLANTERS             80  4697 PC           -                                                      -
NCR TECHNOLOGY REFRESH     80  4700 PC           -                (250,838.00)     250,838.00           -
COMERICA ARCHIVE FP
  ENHANCE.                 80  4703 PC           -                                                      -
UMB/FIDELITY CV UPGRADE    80  4707 PC           -                                                      -
FISERV/TNT CHECKVISION     80  4719 PC           -                                                   0.00
FLEET ARCHIVE RECONF.      80  4721 PC           -                                                      -
SOUTHTRUST ARCHIVE         80  4722 PC   20,000.00                                              20,000.00
HARRIS CV ENHANCEMENTS     80  4726 PC           -                                                      -
CITIBANK ARCHIVE T&M       80  4737 PC   14,555.00                                  11,226.00   25,781.00
FISERV CV T&M              80  4740 PC        0.50         (0.50)                                       -
FLEET ARCHIVE T&M          80  4742 PC           -                                  28,803.00   28,803.00
CRESTAR CV                 80  4743 PC    5,156.00          0.25    (5,156.25)                          -
CITIBANK CV LICENSE        80  4744 PC                             (24,000.00)      24,000.00           -
   TOTAL 1331 158000                    351,205.53         16.50  (279,994.25)     361,577.28  432,805.06

FIDELITY MA.               40  4468 MF           -                                                      -
UNITED MISSOURI BANK       40  4519 MF           -                                                      -
PW / UNITED TECH           40  4521 MF           -                                                      -
VOUGHT                     40  4522 MF           -                                                      -
LIBRARY OF CONGRESS        40  4523 MFb          -                                                      -
COMPUTER SCIENCES          40  4532 MF           -                                                      -
MERRILL LYNCH MA           40  4533 MF           -                                                      -
McDONNELL DOUGLAS          40  4541 MF           -                                                      -
PRATT WHITNEY FL MA        40  4568 MF           -                                                      -
SIGNET BANKING CORP.       40  4584 MF           -                                                      -
SOUTH TRUST                40  4590 MF           -                                                      -
FISERV/TNT CV MA           40  4593 MF           -                                                      -
PRC                        40  4613 MF           -                                                      -
SOUTH TRUST                40  4616 MF           -                                                      -
SIGNET BANK                40  4617 MF           -                                                      -
SANWA BANK                 40  4624 MF           -                                                      -
MERRILL LYNCH MA           40  4625 MF           -                                                      -
NATIONAL CITY MA           40  4626 MF           -                                                      -

                                                    A/C 3800 DEFERRED REVENUE
------------------------------------------------------------------------------------------------------------------------------------
 CLIENT                       PROJECT      BEG. BAL.     MISC ADJ        INVOICE        REVENUE      TOTAL 3800      TTL 1331 & 3800
SOUTH TRUST LOAN OPS       70  4545 PC        (6,007.00)                                                                (6,007.00)
SOUTH TRUST T&M            70  4711 PC                -                                                       -          9,990.19
FIDELITY T&M               70  4713 PC                -                                                       -          5,550.00
LIBRARY OF CONGRESS        70  4723                                                                           -                 -
   TOTAL 1331 157000                          (7,520.00)             -            -           -       (6,007.00)         9,533.19

All Wachovia - Settlement  60  4681 PC                -                                                                         -
ABN AMRO REP T&M           60  4716 PC                -              -            -           -               -                 -
   TOTAL 1331 156000                                  -              -            -           -               -                 -

SOUTHTRUST ARCHIVE         80  4657 PC                -                                                       -         64,661.39
UNISYS CV                  80  4682 PC        (6,539.50)        (16.75)                6,556.25               -             16.75
NATIONAL CITY CORP.        80  4687 PC                -                                                       -          2,428.00
NCR MERCANTILE             80  4688 PC                -                                                       -         41,413.49
MANUFACTURERS & TRADERS    80  4690 PC                -                                                       -         38,558.09
UMB/FIDELITY Y2K           80  4694 PC                -                                                       -          8,309.30
STK/HUNTINGTON             80  4696 PC                -                                                       -        202,834.04
UNION PLANTERS             80  4697 PC       (23,706.15)                               3,705.06      (20,001.09)       (20,001.09)
NCR TECHNOLOGY REFRESH     80  4700 PC            (3.02)                                                  (3.02)            (3.02)
COMERICA ARCHIVE FP
  ENHANCE.                 80  4703 PC          (734.27)                                                (734.27)          (734.27)
UMB/FIDELITY CV UPGRADE    80  4707 PC        (2,902.74)                                              (2,902.74)        (2,902.74)
FISERV/TNT CHECKVISION     80  4719 PC             0.00                                                    0.00              0.00
FLEET ARCHIVE RECONF.      80  4721 PC       (55,390.59)                                 171.23      (55,219.36)       (55,219.36)
SOUTHTRUST ARCHIVE         80  4722 PC                -                                                       -         20,000.00
HARRIS CV ENHANCEMENTS     80  4726 PC                -                                                       -                 -
CITIBANK ARCHIVE T&M       80  4737 PC                -                                                       -         25,781.00
FISERV CV T&M              80  4740 PC                -                                                       -                 -
FLEET ARCHIVE T&M          80  4742 PC                -                                                       -         28,803.00
CRESTAR CV                 80  4743 PC                -                                                       -                 -
CITIBANK CV LICENSE        80  4744 PC                -                                                       -                 -
   TOTAL 1331 158000                         (89,276.27)        (16.75)           -   10,432.54      (78,860.48)       353,944.58

FIDELITY MA.               40  4468 MF                -                   (6,450.00)   6,450.00               -   M             -
UNITED MISSOURI BANK       40  4519 MF                -                  (13,145.00)  13,145.00               -   M             -
PW / UNITED TECH           40  4521 MF                -                  (13,578.00)  13,578.00               -   M             -
VOUGHT                     40  4522 MF       (84,064.64)                              21,016.17      (63,048.47)       (63,048.47)
LIBRARY OF CONGRESS        40  4523 MF                -                                                       -   M             -
COMPUTER SCIENCES          40  4532 MF                -                   (7,968.75)   7,968.75               -   M             -
MERRILL LYNCH MA           40  4533 MF                -                   (3,833.00)   3,833.00               -   M             -
McDONNELL DOUGLAS          40  4541 MF                -                  (12,637.50)  12,637.50               -   M             -
PRATT WHITNEY FL MA        40  4568 MF          (350.00)                  (6,913.65)   6,930.32         (333.33)  M       (333.33)
SIGNET BANKING CORP.       40  4584 MF        (4,054.13)                  (4,054.17)   4,054.13       (4,054.17)        (4,054.17)
SOUTH TRUST                40  4590 MF       (10,500.00)                               2,625.00       (7,875.00)        (7,875.00)
FISERV/TNT CV MA           40  4593 MF       (39,042.92)                               9,760.73      (29,282.19)       (29,282.19)
PRC                        40  4613 MF       (23,685.73)                               5,732.37      (17,953.36)       (17,953.36)
SOUTH TRUST                40  4616 MF                -                   (4,187.50)   4,187.50               -   M             -
SIGNET BANK                40  4617 MF       (54,337.50)                               2,362.50      (51,975.00)       (51,975.00)
SANWA BANK                 40  4624 MF       (10,727.10)                               5,363.54       (5,363.56)        (5,363.56)
MERRILL LYNCH MA           40  4625 MF                -                  (14,520.00)  14,520.00               -   M             -
NATIONAL CITY MA           40  4626 MF       (32,420.02)                               5,403.33      (27,016.69)       (27,016.69)

------------------------------------------------------------------------------------------------------------------------------------
                                                        ALYSIS TECHNOLOGIES
------------------------------------------------------------------------------------------------------------------------------------
                                                  UNBILLED AR & DEFERRED REVENUE
------------------------------------------------------------------------------------------------------------------------------------
                                                              Jun-00
------------------------------------------------------------------------------------------------------------------------------------

                                           A/C 1331 UNBILLED AR
-----------------------------------------------------------------------------------------------------------------
 CLIENT                   PROJECT            BEG. BAL.   MISC ADJ     INVOICE        REVENUE      TOTAL 1331
-----------------------------------------------------------------------------------------------------------------
UNISYS MA                    40  4627 MF              -                                                       -
HARRIS CV MA                 40  4628 MF              -                                                       -
CRESTAR CV                   40  4635 MF              -                                                       -
HARRIS WIDE MA               40  4638 MF              -                                                       -
UNION BANK                   40  4639 MF              -                                                       -
ABN AMRO CV                  40  4640 MF              -                                                       -
SOUTH TRUST                  40  4647 MF              -                                                       -
ABN AMRO REP                 40  4653 MF              -                                                       -
QUESTPOINT                   40  4661 MF              -                                                       -
BANK OF OKLAHOMA             40  4663 MF              -                                                       -
COMERICA PH 1                40  4665 MF              -                                                       -
SOUTH TRUST MA               40  4667 MF              -                                                       -
FLEET IDEAL LOCKBOX          40  4668 MF              -                                                       -
KEY SERVICES                 40  4671 MF              -                                                       -
FLEET ARCHIVE MA             40  4673 MF              -                                                       -
WELLS FARGO CV MA            40  4675 MF              -                                                       -
CITIBANK MA.                 40  4684 MF              -                                                       -
THE NORTHERN TRUST REP MA.   40  4710 MF              -                                                       -
MANUFACTURERS & TRAD         40  4725 MF              -                                                       -
HUNTINGTON                   40  4727 MF              -                                                       -
UNION PLANTERS               40  4735 MF              -                                                       -
TOTAL 1331 319000                                     -            -             -             -              -
                              TOTAL          373,775.72        16.50   (287,514.25)   369,097.28     455,375.25

                                                    A/C 3800 DEFERRED REVENUE
------------------------------------------------------------------------------------------------------------------------------------
 CLIENT                       PROJECT      BEG. BAL.     MISC ADJ        INVOICE        REVENUE      TOTAL 3800      TTL 1331 & 3800
UNISYS MA                    40  4627 MF    (28,875.00)                                 4,125.00      (24,750.00)      (24,750.00)
HARRIS CV MA                 40  4628 MF     (4,203.50)                  (4,203.50)     4,203.50       (4,203.50)       (4,203.50)
CRESTAR CV                   40  4635 MF    (42,000.00)                                 6,000.00      (36,000.00)      (36,000.00)
HARRIS WIDE MA               40  4638 MF    (22,068.64)                                 5,517.17      (16,551.47)      (16,551.47)
UNION BANK                   40  4639 MF    (47,960.00)                                23,580.00      (24,380.00)      (24,380.00)
ABN AMRO CV                  40  4640 MF             -                   (8,940.00)     4,470.00       (4,470.00)  M    (4,470.00)
SOUTH TRUST                  40  4647 MF   (100,500.00)                   8,375.00    (92,125.00)     (92,125.00)
ABN AMRO REP                 40  4653 MF     (2,860.30)                 (68,648.00)     5,720.62      (65,787.68)      (65,787.68)
QUESTPOINT                   40  4661 MF             -                   (5,173.33)     5,173.33               -   M            -
BANK OF OKLAHOMA             40  4663 MF    (34,040.00)                                 3,404.00      (30,636.00)      (30,636.00)
COMERICA PH 1                40  4665 MF   (244,885.67)                                22,262.33     (222,623.34)     (222,623.34)
SOUTH TRUST MA               40  4667 MF    (79,916.66)                                11,416.67      (68,499.99)      (68,499.99)
FLEET IDEAL LOCKBOX          40  4668 MF             -                   (7,086.00)     7,086.00               -   M            -
KEY SERVICES                 40  4671 MF    (45,675.00)                                 9,135.00      (36,540.00)      (36,540.00)
FLEET ARCHIVE MA             40  4673 MF   (160,875.00)                                32,175.00     (128,700.00)     (128,700.00)
WELLS FARGO CV MA            40  4675 MF    (10,937.50)                                 1,562.50       (9,375.00)       (9,375.00)
CITIBANK MA.                 40  4684 MF   (140,700.00)                                20,100.00     (120,600.00)     (120,600.00)
THE NORTHERN TRUST REP MA.   40  4710 MF    (71,815.62)                                 6,244.83      (65,570.79)      (65,570.79)
MANUFACTURERS & TRAD         40  4725 MF    (20,500.00)                                 4,750.00      (15,750.00)      (15,750.00)
HUNTINGTON                   40  4727 MF             -                                         -               -                -
UNION PLANTERS               40  4735 MF   (584,589.32)                                 18,268.42    (566,320.90)     (566,320.90)
  TOTAL 1331 319000                      (1,901,584.25)            -   (181,338.40)    343,137.21  (1,739,785.44)   (1,739,785.44)
                           TOTAL         (1,996,867.52)       (16.75)  (181,338.40)    353,569.75  (1,824,652.92)   (1,369,277.67)

                                                                      Defer rev         78,515.35
                                                                      Monthly ma rev    99,962.73
                                                                      Annually - earn    2,860.32
                                                                      Amortized rev    240,314.16
                                                                      Total maint rev  343,137.21

                                Schedule 3.2(g)
                       Intellectual Property Exceptions

                                     None

                                Schedule 3.2(i)
                       Acquired Assets Title Exceptions

Except as otherwise noted in this Agreement as third party software and/or equipment and any leased property, there are no exceptions.

                                Schedule 3.2(k)
  Current List of Customers and Suppliers with Sales and Purchases During Last
                                  Fiscal Year


Customers

-----------------------------------------------------------------------------------------------------------------------------
                                         Customer                                                             Revenue
-----------------------------------------------------------------------------------------------------------------------------
ABN-AMRO                                                                                                           $  900,524
-----------------------------------------------------------------------------------------------------------------------------
Bank of California: Note: Union Bank Purchased Bank Of California                                                           -
-----------------------------------------------------------------------------------------------------------------------------
Bank of Montreal:  X-Ref. Harris Bank                                                                                 166,215
-----------------------------------------------------------------------------------------------------------------------------
Bank of Oklahoma                                                                                                       51,466
-----------------------------------------------------------------------------------------------------------------------------
Citibank                                                                                                              273,002
-----------------------------------------------------------------------------------------------------------------------------
Comerica                                                                                                              387,091
-----------------------------------------------------------------------------------------------------------------------------
Crestar                                                                                                               110,805
-----------------------------------------------------------------------------------------------------------------------------
First Union National Bank: Purchased QuestPoint/Corestates                                                                  -
-----------------------------------------------------------------------------------------------------------------------------
Fiserv Solutions, Inc.                                                                                                169,330
-----------------------------------------------------------------------------------------------------------------------------
Fleet Services                                                                                                        420,258
-----------------------------------------------------------------------------------------------------------------------------
Key Services                                                                                                          113,320
-----------------------------------------------------------------------------------------------------------------------------
Manufacturers and Traders Trust                                                                                       277,638
-----------------------------------------------------------------------------------------------------------------------------
National City Corporation                                                                                             219,046
-----------------------------------------------------------------------------------------------------------------------------
NCR                                                                                                                 6,887,619
-----------------------------------------------------------------------------------------------------------------------------
The Northern Trust Company (Note:  Certain Software Transferred To Fiserv)                                             76,984
-----------------------------------------------------------------------------------------------------------------------------
QuestPoint: Purchased by First Union National Bank                                                                     71,145
-----------------------------------------------------------------------------------------------------------------------------
Sanwa Bank                                                                                                             64,363
-----------------------------------------------------------------------------------------------------------------------------
Signet -  X-Ref. Unisys                                                                                                81,440
-----------------------------------------------------------------------------------------------------------------------------
Southtrust Data Services                                                                                              731,618
-----------------------------------------------------------------------------------------------------------------------------
Storagetek (Huntington Bank)                                                                                        1,731,147
-----------------------------------------------------------------------------------------------------------------------------
Systematics Financial Services                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------
UMB Bank                                                                                                              404,799
-----------------------------------------------------------------------------------------------------------------------------
Union Bank of California:  Purchased Bank Of California                                                               312,760
-----------------------------------------------------------------------------------------------------------------------------
Union Planters Bank                                                                                                 1,767,782
-----------------------------------------------------------------------------------------------------------------------------
Unisys                                                                                                                105,050
-----------------------------------------------------------------------------------------------------------------------------
Unisys/Signet                                                                                                               -
-----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank                                                                                                   $   29,688
-----------------------------------------------------------------------------------------------------------------------------

Suppliers

There are no material suppliers.

                                Schedule 3.2(l)
 Agreements, Plans and Arrangements Relating to Acquired CheckVision Business
                                   Employees

Employment contracts
--------------------

     There are no employment contracts.

401(k), pension, welfare and other retirement agreements, plans and arrangements
--------------------------------------------------------------------------------

     Reliastar 401(k)

Bonus, deferred compensation and profit-sharing agreements, plans and
---------------------------------------------------------------------
arrangements
------------

     1992 Stock Option Plan
     1996 Stock Option Plan
     1998 Stock Purchase Plan

Severance agreements, plans and arrangements
--------------------------------------------

     Alysis Severance Plan

Agreements, plans and arrangements under which "fringe benefits" are provided (including, without limitation, vacation plans or programs, sick leave plans or
                    -----------------------------------------------------------
programs and related benefits)
------------------------------

     United Healthcare - Medical POS
     Kaiser Permanente - Medical HMO
     Delta Dental
     MetLife Long Term Disability
     MetLife Short Term Disability
     MetLife Life and AD&D
     Vision Service Plan
     Vacation
     Sick Leave
     Holidays (8)

                                Schedule 3.2(m)
                              Contract Exceptions

     1.   Seller is behind schedule in the Advanced Internet Application

     2. ABN-AMRO: There is a $29,600, Change Order to Purchase Schedule #3 that has been delayed due to customer and Seller activities.

     3. SouthTrust is currently paying maintenance on a monthly basis. However, SouthTrust has expressed its opinion that Seller did not have the right to renew maintenance on a month-to-month baiss.

                                Schedule 3.2(o)
                                    Actions

                                     None

                                Schedule 3.2(p)
                          Interest In Other Companies

                                      None

                                Schedule 3.2(q)
                                 Bank Accounts

                                      None

                                Schedule 3.2(r)
                             Environmental Matters

                                      None

                                Schedule 3.2(s)
                               Insurance Policies

                                    Attached

INSURANCE SCHEDULE                                                 Prepared Especially for:


                                                                     Alysis Technologies
                                                                      Watergate Tower 1
                                                                1900 Powell Street, Suite 600
                                                                     Emeryville, CA 94608
Dated:   July 7, 2000

===============================   ===============  =============================================================
       Company     Policy No.          Term                                  Coverage
===============================   ===============  =============================================================
Federal Insurance  35310387       7/31/99-7/31/00  Commercial Package
                                                   ------------------
Company (Chubb)
                                                   Property insurance including Boiler & Machinery

                                                   Coverage Limits
                                                   ---------------
                                                   Blanket Personal Property including EDP Equipment & Media,
                                                   Valuable Papers
                                                   Blanket Business Interruption / Extra Expense Coverage
                                                   Service Interruption
                                                   Contingent Business Income
                                                   Accounts Receivable
                                                   Salesperson Samples
                                                   Flood

                                                   Personal Property in Transit
                                                   Personal Property at Unscheduled Locations
                                                   Personal Property at Exhibition

                                                   Deductibles (Per Occurrence)
                                                   ----------------------------
                                                   All Perils, except
                                                   Flood


                                                   General Liability

                                                   General Aggregate Limit per
                                                   Location
                                                   Products - Completed Operations Aggregate
                                                   Personal & Advertising Injury Limit
                                                   Each Occurrence Limit
                                                   Fire Damage Legal Liability Limit
                                                   Medical Expense Limit

                                                   Electronics E&O each Occurrence
                                                   Electronics E&O Policy Aggregate
                                                   Deductible Per Claim
                                                   Retroactive Date - 7/31/92

                                                   Employee Benefits Liability
                                                   Aggregate
                                                   Employee Benefits Liability each Employee
                                                   Deductible (Per Claim)
                                                   Retroactive Date - 7/31/92

INSURANCE SCHEDULE                                     Frank Crystal & Co., Inc.
                                                               INSURANCE

                                                            40 Broad Street
                                                          New York, NY 10004
                                                    (212) 504-5823 / (800) 221-5830
                                                          FAX (212) 504-5989
Dated:   July 7, 2000

=====================================   ============================  ==========================
       Company          Policy No.                 Limits                     Premium
=====================================   ============================  ==========================
Federal Insurance        35310387                                                        $36,565
Company (Chubb)
                                                                                        included



                                                          $3,600,000
                                                          $4,500,000
                                                          $  500,000
                                                          $  250,000
                                                          $  100,000
                                                          $   50,000
                                                          $1,000,000

                                                          $  250,000
                                                          $  200,000
                                                          $  200,000


                                                          $   10,000
                                                          $   25,000


                                                                                        included

                                                          $2,000,000
                                                          $1,000,000
                                                          $1,000,000
                                                          $1,000,000
                                        Included in Occurrence Limit
                                                          $   10,000

                                                          $2,000,000
                                                          $2,000,000
                                                          $   25,000

                                                          $2,000,000
                                                          $1,000,000
                                                          $    1,000

This schedule is only a general description of coverage provided. For a detailed description of the terms of a policy, you

INSURANCE SCHEDULE                                               Prepared Especially for:             Frank Crystal & Co., Inc.
                                                                                                             INSURANCE
                                                                    Alysis Technologies                    40 Broad Street
                                                                     Watergate Tower 1                   New York, NY 10004
                                                               1900 Powell Street, Suite 600       (212) 504-5823 / (800) 221-5830
                                                                    Emeryville, CA 94608                 FAX (212) 504-5989
Dated:   July 7, 2000

=================================  ==================  =========================================== =============== ===============
       Company        Policy No.          Term                         Coverage                        Limits          Premium
=================================  ==================  =========================================== =============== ===============
Pacific Insurance      ZG005489     7/31/99-7/31/00    Difference in Conditions                                            $40,743
Company                                                Difference in Conditions including
                                                        Earthquake, Flood & Sprinkler Leakage

                                                       Annual Aggregate Limit                                           $5,000,000
                                                       Per Occurrence Limit                                             $5,000,000

                                                       Deductible:

                                                       Flood                                                               $25,000
                                                       Earthquake                                                      5% of Total
                                                                                                                    Values subject
                                                                                                                   to $25,000 min.
                                                       All Other Perils                                                   $100,000


Federal Insurance      7319-22-03   7/31/99-7/31/00    Business Auto                                                        $6,583
                                                       -------------
Company (Chubb)
                                                       Liability - Combined Single Limit                                $1,000,000
                                                       Medical Payments                                                     $5,000
                                                       Uninsured/Underinsured Motorist                                  $1,000,000
                                                       Hired/Non-Owned Automobile                                       $1,000,000
                                                       Liability

                                                       Physicla Damage
                                                       ---------------
                                                       Comprehensive Deductible                        $1,000
                                                       Collision Deductible                            $1,000

                                                       Vehicle
                                                       -------
                                                       1994 Cheverolet Sport Van

Atlantic Mutual      400-71-69-9    7/31/99-7/31/00    Workers' Compensation                                               $24,244
                                                       ---------------------
Companies

                                                       Workers Compensation Coverage                                     Statutory
                                                       Employers Liability Limit
                                                         Each Accident                                                  $1,000,000
                                                         Policy Limit                                                   $1,000,000
                                                         Each Employee                                                  $1,000,000

This schedule is only a general description of coverage provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

Page 2 of 6
-----------

INSURANCE SCHEDULE                                               Prepared Especially for:              Frank Crystal & Co., Inc.
                                                                                                              INSURANCE
                                                                    Alysis Technologies                     40 Broad Street
                                                                     Watergate Tower 1                    New York, NY 10004
                                                               1900 Powell Street, Suite 600        (212) 504-5823 / (800) 221-5830
                                                                    Emeryville, CA 94608                  FAX (212) 504-5989
Dated:   July 7, 2000

=================================  ==================  ============================================ =============== ===============
       Company        Policy No.          Term                         Coverage                         Limits          Premium
=================================  ==================  ============================================ =============== ===============
Federal Insurance       TBA         3/15/00-3/15/01    Foreign Package                                                    $2,560
Company (Chubb)
                                                       31A St. James Square
                                                       London SW1Y 4JR

                                                       Personal Property including EDP Equipment
                                                        & Media                                           $  50,000

                                                       General Liability
                                                       -----------------
                                                       General Aggregate Limit per                       $2,000,000
                                                       Location
                                                       Products - Completed Operations Aggregate         $2,000,000
                                                       Personal & Advertising Injury Limit               $1,000,000
                                                       Each Occurrence Limit                             $1,000,000
                                                       Fire Damage Legal Liability Limit                 $1,000,000
                                                       Medical Expense Limit                                $10,000

                                                       Employee Benefit Limit                            $1,000,000

                                                       Hired/Non-Owned Automobile Liability              $1,000,000


Federal Insurance       TBA         3/15/00-3/15/01    Foreign Employers Liability                                          $825
                                                       ---------------------------
Company (Chubb)
                                                       Limit of Indemnity            $15,717,000 any one occurrence
                                                                                     arising out of one event inclusive
                                                                                     of costs

Federal Insurance      7978-25-37   7/31/99-7/31/00    Commercial Umbrella Liability                                     $16,800
Company (Chubb)
                                                       Each Occurrence                                  $10,000,000
                                                       General Aggregate                                $10,000,000


This schedule is only a general description of coverage provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.

INSURANCE SCHEDULE                                                                 Prepared Especially for:

                                                                                     Alysis Technologies
                                                                                      Watergate Tower 1
                                                                                1900 Powell Street, Suite 600
                                                                                     Emeryville, CA 94608
Dated:   July 7, 2000
==================  =================   =====================   =================================================================
       Company          Policy No.              Term                                       Coverage
==================  =================   =====================   =================================================================
                                        This schedule is only a general
                                        description of coverage provided. For a
                                        detailed description of the terms of a
                                        policy, you must refer to the policy
                                        itself. In the event of a conflict
                                        between this schedule and a policy, the
                                        policy will be controlling.
Hartford Insurance    10DDDLF6443         7/31/99-7/31/00  Commercial Crime
                                                           ----------------
Company
                                                           Employee Dishonesty
                                                           Forgery or Alteration
                                                           Computer Fraud Coverage
                                                           Theft, Disappearance and Destruction, both Inside & Outside
                                                           Premises

                                                           Deductible:                         $25,000 except $1,000 for
                                                                                               Theft, Disappearance &
                                                                                               Destruction

Federal Insurance      8133-86-88         7/31/98-4/16/01  Fiduciary Liability
                                                           -------------------
Company (Chubb)
                                                           Limit of Liability
                                                           Deductible                          $0/$10,000

National Union          280-52-99         4/16/00-4/16/01  Directors & Officers Liability
                                                           ------------------------------

                                                           Limit of Liability
                                                           Retention                           $0/$75,000/$250,000
                                                                                               (Securities claims)

Liberty Mutual         073354-010         4/16/00-4/16/01  Excess Directors & Officers Liability
                                                           -------------------------------------
Insurance Company
                                                           Limit of Liability

American Int'l          278-52-62         4/16/00-4/16/01  Employed Lawyers Professional Liability
                                                           ---------------------------------------
Speccialty Lines
Insurance Company                                          Limit of Liability
                                                           Deductible                          $10,000/$10,000


                                             Frank Crystal & Co, Inc
                                                     Insurance
                                                  40 Broad Street
                                                 New York, NY 10004
                                         (212) 504-5823 (800) 221-5830
                                               FAX (212) 504-5989
=================== ================ ==============================
       Company          Limits                 Premium
=================== ================ ==============================
Hartford Insurance                                     $7,359
Company
                    $2,000,000
                      Included
                      Included
                       $25,000

Federal Insurance                                     $11,433
Company (Chubb)
                    $1,000,000


National Union                                       $188,000

                   $10,000,000


Liberty Mutual        $110,000
Insurance Company

                                     $10,000,000
                                       excess of
                                     $10,000,000

American Int'l                                  $3,500 + Tax +
                                                        Fees
Speccialty Lines
Insurance Company                     $1,000,000

Page 4 of 6
-----------

INSURANCE SCHEDULE                                                                 Prepared Especially for:

                                                                                     Alysis Technologies
                                                                                      Watergate Tower 1
                                                                                1900 Powell Street, Suite 600
                                                                                     Emeryville, CA 94608

Dated:   July 7, 2000
================== ================= ======================== =================================================================
       Company          Policy No.              Term                                       Coverage
================== ================= ======================== =================================================================
                                  This schedule is only a general description of
                                  coverage provided. For a detailed description
                                  of the terms of a policy, you must refer to
                                  the policy itself. In the event of a conflict
                                  between this schedule and a policy, the policy
                                  will be controlling.
Federal Insurance   6408-27-70       11/18/99-11/18/00        Travel Accident
                                                              ---------------
Company (Chubb)
                                                              Hazards Insured Against
                                                              -----------------------
                                                              Hazards arise out of and occur while "on the business of the policyholder" as defined, the hazards insured against are all those to which the Insured may be exposed during sojourn or travel to a point or points located away from the premises of the policyholder in the city of the Insured's permanent assignment.

                                                              Description of Persons Insured:
                                                              -----------------------------
                                                              All Active Full Time Employees On File With The Policyholder
                                                              (Business Travel)

                                                              Amount of Benefit:
                                                              -----------------

                                                              Aggregate per aircraft accident:

                                                              Coverage
                                                              --------
                                                              Accidental Loss of Life
                                                              Accidental Loss of Hand or Foot
                                                              Accidental Loss of Both Hands or Both Feet
                                                              Accidental Loss of Sight of One Eye
                                                              Accidental Loss of Sight of Both Eyes
                                                              Accidental Loss of Speech or Hearing
                                                              Accidental Loss of One Hand and One Foot
                                                              Accidental Loss of One Hand or One Foot
                                                                 and Sight of One Eye
                                                              Accidental Loss of Thumb and Index Finger

       Frank Crystal & Co, Inc
           Insurance
        40 Broad Street
       New York, NY 10004
  (212) 504-5823 (800) 221-5830
         FAX (212) 504-5989


================== =============== ==============================
       Company        Limits                 Premium
================== =============== ==============================
Federal Insurance                                  $3,947

Company (Chubb)



                     $100,000

                   $5,000,000

Amount of Benefit (Class One & Two)
----------------------------------
          100%
           50%
          100%
           50%
          100%
          100%
          100%
          100%
           25%

INSURANCE SCHEDULE                                                                 Prepared Especially for:

                                                                                     Alysis Technologies
                                                                                      Watergate Tower 1
                                                                                1900 Powell Street, Suite 600
                                                                                     Emeryville, CA 94608


Dated July 7, 2000
================== ================= ======================== =================================================================
       Company          Policy No.              Term                                       Coverage
================== ================= ======================== =================================================================

                                  This schedule is only a general description of coverage provided. For a detailed description of the terms of a policy, you must refer to the policy itself. In the event of a conflict between this schedule and a policy, the policy will be controlling.
         Frank Crystal & Co, Inc
             Insurance
          40 Broad Street
         New York, NY 10004
    (212) 504-5823 (800) 221-5830
         FAX (212) 504-5989

=================== ============== ==============================
       Company        Limits                 Premium
================== =============== ==============================

Page 6 of 6
-----------

                                Schedule 3.2(t)
                               Powers of Attorney

                                      None

                                Schedule 3.2(u)
                              Government Licenses

                                      None

                                Schedule 3.2(w)
                                 Infrastructure

See Schedules 2.2(f)(iv) and 3.2(e).

----------------------------------------------------------------------------------------------------------------------------
Data Transfer from seller to buyer
----------------------------------------------------------------------------------------------------------------------------
Product     PC Name   PC System  Server Name  Server System    Other       Other desc    Comment           Book Value
============================================================================================================================
CV/REP/CV/  triton    WinNT                                                              transfer to vss
----------------------------------------------------------------------------------------------------------------------------
CV                               fs01         ultra 2                                    transfer to buyer
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CheckVision Equipment that must be purchased by buyer
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CV                               Remedy       Ultra 10
----------------------------------------------------------------------------------------------------------------------------
Remit                                                  3345    NCR         MPRAS SVR4, v3.02, 512MB RAM, 8GB disk, RAID
----------------------------------------------------------------------------------------------------------------------------
                                                                              RAID, source and build for CVS and GNU
----------------------------------------------------------------------------------------------------------------------------
Remit                 Globalyst 600                            NCR            OS/2 2.3, 32MB RAM, 4GB disk, monitor,
----------------------------------------------------------------------------------------------------------------------------
Remit                 Intel PC                                              133 MHz with Win 3.1, 32MB RAM, 4GB disk,
----------------------------------------------------------------------------------------------------------------------------
Remit                 Intel PC                                              333 MHz with Win NT, 64MB RAM, 6GB disk,
----------------------------------------------------------------------------------------------------------------------------
WV                                                             9710        Tape Silo
----------------------------------------------------------------------------------------------------------------------------
REP                                                            Young Min   CD Transporter
----------------------------------------------------------------------------------------------------------------------------

                                      1/1

                                  Schedule 4.5
                               Required Consents


                         UMB

                         Wells Fargo Bank

                         Union Bank of California

                         Sanwa Bank

                         QuestPoint

                                 Schedule 5.6
                                 Retention Plan


Alysis had agreed to provide the following additional options to the Employee Offerees.

                             Employee Offeree                                          Options
               ----------------------------------------------------------------------------------------------
               Blodgett, Gerald
               ----------------------------------------------------------------------------------------------
               Budidhipati, Koushik                                                             5,000
               ----------------------------------------------------------------------------------------------
               Champaneri, Dilip                                                               12,000
               ----------------------------------------------------------------------------------------------
               Chioma, Manny                                                                    5,000
               ----------------------------------------------------------------------------------------------
               Cunningham, William                                                             10,000
               ----------------------------------------------------------------------------------------------
               Engan, Charles                                                                  10,000
               ----------------------------------------------------------------------------------------------
               Herteg, Glenn                                                                   12,000
               ----------------------------------------------------------------------------------------------
               Hsiung, Huan-I                                                                   6,000
               ----------------------------------------------------------------------------------------------
               Huang, Peter                                                                     5,000
               ----------------------------------------------------------------------------------------------
               Kalinski, Jim                                                                    5,000
               ----------------------------------------------------------------------------------------------
               Kandula, Surinder                                                               12,000
               ----------------------------------------------------------------------------------------------
               Kofman, Josef                                                                    5,000
               ----------------------------------------------------------------------------------------------
               Seward, Darryl                                                                   5,000
               ----------------------------------------------------------------------------------------------
               Shankarappa, Ashok                                                              12,000
               ----------------------------------------------------------------------------------------------
               Sridharan, Vikram                                                                7,500
               ----------------------------------------------------------------------------------------------
               Tam, Steve                                                                      20,000
               ----------------------------------------------------------------------------------------------
               Woon, Larry                                                                     25,000
               ----------------------------------------------------------------------------------------------
               Zhu, Jiang                                                                       5,000
               ----------------------------------------------------------------------------------------------

In addition, Alysis agrees to amend its 1996 Stock Plan as follows.

                                   ADDENDUM A

  Amendments to the Alysis Technologies, Inc. 1996 Stock Plan for CheckVision
                                   Employees

     Notwithstanding anything to the contrary in the Alysis Technologies, Inc. 1996 Stock Plan, the following rules shall apply to designated CheckVision Employees.

     1.   Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Alysis Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (c) "Alysis Options" means stock options granted to Alysis Employees pursuant to the Plan.

          (d)  "Board" means the Board of Directors of the Company.

          (e) "CheckVision Employees" means the group of Alysis Employees who are terminated by the Company and accept employment with CSC as a result of the Transaction.

          (f) "Company" means Alysis Technologies, Inc., a Delaware corporation.

          (g)  "CSC" means Computer Sciences Corp, a Nevada corporation.

          (h) "Option Agreement" collectively refers to the Alysis Technologies, Inc. Stock Option Agreement and each CheckVision Employee's individually executed Notice of Grant of Stock Options and Option Agreement.

          (i)  "Plan" means the Alysis Technologies, Inc. 1996 Stock Plan.

          (j) "Transaction" means the sale of the CheckVision product-line by the Company to CSC.

     2. Eligibility. CheckVision Employees must accept CSC's offer of employment and commence such employment in a timely fashion to be eligible for
the special terms contained in this Addendum.   Additionally, each CheckVision
Employee who wishes to accept the terms of this Addendum must give written consent in the manner and time prescribed by the Administrator.

     3. Term of Addendum. This Addendum A shall be effective from the date of its adoption by the Board.

     4. Vesting. Alysis Options granted to CheckVision Employees prior to the close of the Transaction will vest as follows:

          (a) CheckVision Employees maintaining continuous, full-time employment with CSC will continue to vest in their Alysis Options according to the following schedule. Twenty-five percent (25%) of the unvested Alysis Options will vest at the end of each quarter year, such quarters to begin at the end of the month in which the Transaction closes. At the end of four (4) quarters (the "Four Vesting Quarters") all of the CheckVision Employees' unvested Alysis Options will be 100% vested so long as the individual CheckVision Employee maintains continuous, full-time employment with CSC through that date.

          (b) Should any CheckVision Employee be terminated by CSC for any reason other than for cause prior to the end of the Four Vesting Quarters, such employee's Alysis Options will become 100% vested on his or her CSC termination date.

     5. Exercise of Options. Alysis Options granted to CheckVision Employees prior to the close of the Transaction will be exercisable as follows:

          (a) CheckVision Employees maintaining full-time, continuous employment with CSC through the Four Vesting Quarters may exercise their Alysis Options as the Alysis Options vest until the earliet of three months after the termination of employment with CSC or ten years from the grant date. This applies to Alysis Options that vested prior to the closing of the Transaction along with Alysis Options that vest in accordance with paragraph 4 above.

          (b) Subject to the maxium term in the applicable option agreement, CheckVision Employees terminating their employment with CSC (voluntarily or involuntarily) prior to the expiration of the Four Vesting Quarters will have a three-month period beginning on such employee's CSC termination date in which to exercise any vested Alysis Options.

          (c) Any and all Alysis Options not exercised by the end of the three-month period beginning on the earlier of the CheckVision Employee's CSC termination date will be permanently and irrevocably forfeited and revert to the Plan.

     6.   Section 10(b) of the Plan.  To the extent that the provisions in
Section 10(b) of the Plan contradict the terms set forth in this Addendum, this Addendum shall control so long as the CheckVision Employee complies with the eligibility requirements set forth in paragraph two (2) herein.

     7. Modification. Any provision of the Plan not specifically modified by this Addendum shall remain in full force and effect.

                                Schedule 9.1(a)
                               Acquired Employees


          Blodgett, Gerald
          Budidhipati, Koushik
          Champaneri, Dilip
          Chioma, Manny
          Cunningham, William
          Engan, Charles
          Herteg, Glenn
          Hsiung, Huan-I
          Huang, Peter
          Kalinski, Jim
          Kandula, Surinder
          Kofman, Josef
          Seward, Darryl
          Shankarappa, Ashok
          Sridharan, Vikram
          Tam, Steve
          Woon, Larry
          Zhu, Jiang